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The world is full of forward thinking companies. Success comes from having the ability to identify them.

                                                                 [LOGO] CITIZENS
                                                                        FUNDS

December 31, 1999 Semi-Annual Report
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[PHOTO]

Dear Shareholder -- What a way to enter the new millennium! 1999 was a remarkable year for Citizens Funds. As a shareholder myself, I was personally very pleased with our funds' performance. As Citizens Funds' president, I was extremely gratified by the funds' growth because it signifies that more and more investors are realizing what we have always believed - that forward-thinking companies offer the world's best investment opportunities.

The performance of our equity funds is satisfying, to say the least. For example, the Citizens Global Equity Fund - Standard shares returned a stunning 74.09% for the twelve-months ended December 31, 1999. The Citizens Emerging Growth Fund - Standard shares wasn't far behind, returning 68.09% in 1999. Our flagship Citizens Index Fund - Standard shares gained 27.49% for the year, easily outpacing the S&P 500 Index which returned 21.01%. No wonder then that Citizens Funds' assets increased 75% to over $1.4 billion in 1999.

Performance over the longer term is also noteworthy. On an average annual basis, the Citizens Global Equity Fund - Standard shares returned 28.84% for the five-year period ended December 31, 1999 and 23.42% since inception (2/8/94). The Citizens Emerging Growth Fund - Standard shares increased 35.23% on average for the same five-year period and 30.70% since inception (2/8/94). The Citizens Index Fund -Standard shares returned 34.92% on average for the three-year period ended December 31, 1999 with a 31.45% average annual return since inception (3/3/95).

As proud as I am of these results, I do want to sound a cautionary note. Outsized market gains will not and cannot continue indefinitely. Indeed, the financial markets were quite volatile in 1999, and much of our funds' outperformance occurred during a brief period at the end of the year. With this in mind, I want to take the opportunity to remind you that taking a long-term view, managing your risk through diversification and following a systematic investment plan (sometimes called "dollar cost averaging") are time-tested strategies for investment success. I suggest you consider each of them.

Let me talk briefly about some of our other accomplishments during the past six months.

Perhaps the most significant was the debut of the Citizens Small Cap Index Fund. The Citizens Funds research team, under the direction of Sophia Collier, spent months evaluating equities in the small-cap sector - companies with market capitalizations
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between $50 million and $3.5 billion. Their goal was to create the Citizens
Small Cap Index(TM), an index of 300 small-cap companies with certain shared characteristics such as financial promise, demonstrated product innovation or leadership, respect for their employees and community, and favorable records of environmental responsibility.

The fund became available for investment in late December, and personally, I think it is a strategically valuable addition to our line-up of equity funds.

We continue to strengthen our capabilities in other ways as well. For example, a new Director of Research joined us in December. His contribution is vital as we seek to enhance our ability to evaluate companies on the basis of qualifications and achievements beyond their financial performance. At the same time, our new Director will lead stepped-up activities in the area of shareholder activism. As an example of the kind of impact we had as shareholder activists during 1999, along with a coalition of concerned investors, Citizens Funds was successful in convincing Home Depot to phase out its use of wood logged from old growth forests. Expect us to pursue a heightened level of activity of this kind in the future.

Looking forward, we are expanding our customer service capabilities through our Internet presence. We recently began offering our shareholders private, secure access to their account information. In the coming months, we expect to be able to offer online transaction capabilities and more.

It's clear to me, as I'm sure it is to you, that an economy characterized by great business and technological changes is making its presence felt in all parts of the world. At Citizens Funds, our goal is to recognize those companies that contribute most to economic growth and development. I hope to be able to report to you six months from now that we have once again been successful in this endeavor.

My best regards:


/s/ John L. Shields

John L. Shields
President

Past performance does not guarantee future results. The value of an investment in Citizens Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please call for a prospectus, which contains complete details of fees and expenses and should be read carefully before investing.

Investments in the Citizens Emerging Growth Fund and Citizens Small Cap Index Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, limited product lines, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

The S&P 500 Index is an unmanaged index of the common stock of 500 of the largest companies in the U.S. stock market. Direct investment cannot be made in this index.

Distributed by Citizens Securities, Inc., Portsmouth, NH  03801
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Table of Contents

President's Letter   1

Managers' Comments   4

Statement of Investments   14

Statement of Assets and Liabilities   38

Statement of Operations   40

Statement of Changes in Net Assets   42

Financial Highlights   44

Notes to Financial Statements   51
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[PHOTO]

Sophia Collier
Lead manager of
the Citizens Index
Fund team since
its inception,
March, 1995.

Managers' Comments -- Citizens Index Fund

Objective: Long-term capital appreciation. The Ground Rules: Invests primarily in the securities comprising the Citizens Index(TM), a market-weighted index of 300 companies. The Results: Total return for the six- and twelve-month periods ended December 31, 1999 for the Standard shares was 13.79% and 27.49%, respectively. The Institutional Class shares returned 14.18% and 28.40% for the same periods. The S&P 500 Index ended the year with a six-month return of 7.79% and a twelve-month total return of 21.01%.

For the six-month period ended December 31, 1999, the Citizens Index Fund - Standard shares posted a gain of 13.79%, outperforming the S&P 500 Index by 6.00%. For the twelve-month period, the fund returned 27.49%, outperforming the S&P 500 Index by 6.48%.

A June 30th interest rate increase by the Federal Open Market Committee (Fed) set the stage for the third quarter. Despite strong second quarter earnings reports, concern over further Fed increases dampened market performance. In the third quarter, the market, as measured by the S&P 500 Index, experienced only its second quarterly decline in 19 quarters.

In the fourth quarter the market rebounded sharply. With three 25 basis point interest rate increases for the year, the market rallied on the correct perception that ahead of Y2K, the Fed would remain out of the picture for the rest of the year. For the past six months, as well as for the last year, technology was the leading industry sector. On the downside, with the increase in interest rates and oil prices, the worst performing sectors were the financial and transportation sectors.

The Citizens Index Fund's larger weighting in technology companies, as compared to the S&P 500 Index, was almost entirely responsible for the fund's outperformance. Not surprisingly, seven of the top ten performing stocks in the portfolio were technology companies. The best performing stock of the Citizens Index Fund for the past six months was Qualcomm, Inc. (+391%), a developer and manufacturer of communication technologies and products, continuing its strong performance from the first half of the year. The stock has risen sharply over the past year (+2619%) with the success of its wireless technologies. Veritas Software Co. was also up strongly (+352%). With the increase in electronic data, the company benefited from


4
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                                       Managers' Comments -- Citizens Index Fund

mounting demand for its software storage solutions. Other strong performers in the last six months include: Human Genome Science (+286%), Siebel Systems (+153%), Gateway (+144%) and Sun Microsystems Inc. (+125%).

Among the companies with the largest negative impact on performance for the six months ended December 31, 1999 were Xerox Corporation (-61%), which suffered from decreased earnings as a result of weak U.S. and European sales and Bank One Corporation (-45%), which was down due to difficulties with its credit card business. Other poor performers in the fund include Federal Mogul Corporation (-61%) and JC Penney Inc. (-58%).

As we move into 2000, market attention will likely again focus on the activities of the Fed. Despite the economy's continued high productivity and low inflation, the Fed appears determined to raise interest rates to ease pressure in the tight labor markets. Once the Fed signals the completion of its task, the market's attention will likely return to the overall positive economic environment and the continued favorable climate for equity securities.


                                                                               5
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[PHOTO]

Richard Little
Lead manager of the
Citizens Emerging
Growth Fund team
since its inception,
February 1994.

Managers' Comments -- Citizens Emerging Growth Fund

Objective: Aggressive growth. The Ground Rules: During normal market conditions, invests primarily in the common stock of medium-sized companies whose market capitalizations, at the time of acquisition, are in the capitalization range of the S&P MidCap 400 Index. The Results: Total return for the six- and twelve-month periods ended December 31, 1999 for the Standard shares was 47.62% and 68.09%, respectively. The Institutional Class shares returned 25.27% since inception (11/01/99) versus the benchmark return of 11.48% for the same period. The S&P MidCap 400, the fund's benchmark, ended the year with a six-month return of 7.34% and a twelve-month total return of 14.77%.

Equity markets in 1999 were mixed and somewhat volatile until the fourth quarter when it became clearer that economic growth was being sustained with inflation in check. Also, Y2K fears abated in late 1999 as the Federal Reserve Board engineered a large liquidity boost to ensure a smooth Y2K transition.

Not surprisingly, given this environment, most of the fund's strong performance was earned in the year's final quarter when the Citizens Emerging Growth Fund - Standard shares returned 42.46%. The technology sector was the primary driver and our particular technology holdings served the portfolio well. Veritas Software, a designer and developer of enterprise storage management products, was our top performer for the six-month period and was up 182% from the date of purchase. SDL Inc., a designer and manufacturer of semi-conductor laser and fiber optic products, was purchased in the fourth quarter of 1999 and was also a strong contributor, up 179% for the fourth quarter. In the communication services sector, we prospered with American Tower and Crown Castle International, both operators of wireless and broadcast transmission infrastructure.

Fund performance benefited as much from what we avoided as what we bought. The healthcare sector, with the exception of biotech, continued to be difficult due to increased threat of government regulation. The fund was underweighted in the healthcare sector relative to its benchmark. Retail stocks were also poor performers in the final quarter of 1999 as investors came to believe that the robust level of consumer spending in 1999 could not reasonably be expected to improve in 2000. In retail, also, the fund was underweighted relative to the market. Our exposure was limited to a few names in healthcare and retail. These areas were extremely difficult, and by year end, we sold retailer TJX and Wellpoint Health Systems, an HMO.


6
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                             Managers' Comments -- Citizens Emerging Growth Fund

We expect the strong economy, improving productivity, muted inflation and favorable earnings forecasts to bode well for the equity market. We enter 2000 with optimism for the stocks we own and will continue to search out companies with above average growth characteristics that can outperform in a fast changing environment.


                                                                               7
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[PHOTO]

Lilia Clemente
Lead manager
of the Citizens Global Equity Fund
management team
since its inception,
February 1994.

Managers' Comments -- Citizens Global Equity Fund

Objective: Capital appreciation. The Ground Rules: Invests primarily in common stocks of both domestic and foreign companies with a plan to allocate more than half the assets to foreign markets, in most circumstances in a minimum of three countries. To reduce risk, the fund cannot invest more than 25% in emerging markets. The Results: Total return for the six- and twelve-month periods ended December 31, 1999 for the Standard shares was 57.56% and 74.09%, respectively. The Institutional Class shares returned 35.90% since inception (11/01/99) versus the benchmark return of 10.24% for the same period. The Financial Times World Index, the fund's benchmark, ended the year with a six-month return of 15.11% and a twelve-month total return of 26.00%.

For the last six months of 1999, the Citizens Global Equity Fund - Standard shares returned 57.56% versus 15.11% for the benchmark. For the twelve-month period ended December 31,1999, the fund soundly outperformed its benchmark, the Financial Times World Index, posting a gain of 74.09% compared to 26.00% for the Index.

Despite a volatile global economic environment, world equity markets managed once more to show strong gains in 1999. In the U.S., for example, the S&P 500 Index rose 21% for the year, reflecting optimism that the economy was on a positive track with inflation well under control. In Europe, after struggling much of the year, most equity markets finished on a high note with renewed confidence that the European economic recovery is still intact. Particularly noteworthy were gains in Sweden and Finland which benefited from their leading positions in key technology areas.

In Asia, Japan continued to do well. Over the past twelve months, Japanese equities returned 77%, assisted by the fact that the Bank of Japan is the only major central bank not tightening monetary policy. Other Asian markets also fared well, with Hong Kong and Singapore showing gains of 74% and 82%, respectively.

In emerging markets, Latin America was one of the strongest performers, especially in the fourth quarter. The equity markets of the region's two largest economies, Brazil and Mexico, returned 72% and 90%, respectively, in 1999. In fact, most of the economies in the region are rebounding. Mexico, in particular, should continue to benefit from the close connection to the U.S. economy.

Within this environment, we continued to use bottom-up stock selection to find companies with strong underlying fundamentals


8
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                               Managers' Comments -- Citizens Global Equity Fund

[PHOTO]

Sevgi Ipek
Portfolio manager
of the Citizens
Global Equity Fund
since 1995.

and solid or improving earnings prospects. Over the course of the year two key investment themes emerged, driving the fund's strong performance: Asia and technology. One of our favorite stocks was Softbank, a leading Tokyo-based internet holding company with stakes in U.S. companies E*TRADE and Yahoo. Softbank returned 371% in the last six months of 1999. Another winner was NTT DoCoMo, Japan's largest mobile phone operator, which has established a service that allows users to send e-mail and access the Internet with their mobile phones. This stock rose 183% in the second half of the year.

Other stocks contributing to the fund's excellent return for the six- months ended December 31,1999 were HIQ in Sweden (+370%), Nokia in Finland (+109%) and Nextel Communications in the U.S. (+105%).

We were very pleased with the overall performance of the fund and few holdings fell short of expectations. However, we did divest our position in Tyco International in the U.S. after the company announced that it is the subject of an SEC investigation of its accounting practices for acquisitions.

Looking forward, we believe that the current economic and financial environment is sustainable and favorable for most world financial markets. We expect the U.S. economy to continue to grow strongly in 2000 with low core inflation and continued productivity. The European economy should grow faster in 2000 than in 1999, though still below the U.S. rate. We anticipate some weakness in domestic demand in Japan yet expect the country will continue making gradual, constructive changes in monetary policy, entrepreneurism and corporate restructuring. Finally, we expect that technology and productivity enhancement will remain the driving forces of the global expansion in 2000 and will remain our favorite investment themes for this year.


                                                                               9
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[PHOTO]

Gail Seneca
Lead manager of
the Citizens Income
Fund team since
November 1993.

Managers' Comments -- Citizens Income Fund

Objective: Generate current income and pay a dividend each month. The Ground
Rules: Invests at least 65% of fund assets in taxable bonds rated at least "investment grade." Up to 35% of fund assets may be invested in non-investment grade securities. The Results: Total return for the six- and twelve-month periods ended December 31, 1999 was 0.47% and -0.82%, respectively. The Lehman U.S. Aggregate Index ended the year with a six-month return of 0.56% and a twelve-month total return of -0.82%.

The Citizens Income Fund - Standard shares returned 0.47% for the six-month period ended December 31, 1999 and -0.82% for the full calendar year. The fund performed reasonably in line with its benchmark, the Lehman U.S. Aggregate Index, which returned 0.56% for the last six months and -0.82% for the year ended December 31, 1999.

In the fixed income market, the last six months of 1999 were difficult, with short and intermediate bond yields rising 60-70 basis points and longer yields rising 50 basis points. The rise in bond yields and the corresponding fall in bond prices was a reaction to a 75 basis point increase in the Federal Funds rate to 5.50%. The Federal Open Market Committee (Fed) tightened monetary policy via three separate quarter point increases commencing on June 30th, as economic growth accelerated and the unemployment rate edged lower. The increase in the Federal Funds rate was a full reversal of the 75 basis point easing that was implemented in the fall of 1998. The Fed had cut rates in 1998 to aid the global financial system in the aftermath of a default by Russia on its debt. A much-improved global economy in 1999 allowed the Federal Reserve to completely undo these rate reductions by year-end 1999.

As the economy improved in 1999, investor confidence also improved. Bond investors increasingly embraced corporate bonds, high yield securities, mortgages and emerging market debt at the expense of U.S. Treasuries and Agencies. For the year, all these "spread" sectors outperformed Treasuries and Agencies. The Citizens Income Fund maintained a heavy exposure to spread sectors and, in particular, corporate bonds.

The Citizens Income Fund - Standard shares slightly underperformed the Lehman U.S. Aggregate Index in the second half of 1999 due to


10
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                                      Managers' Comments -- Citizens Income Fund

the fund's lower weighting in the mortgage sector relative to the Index. The fund had a higher weighting in corporates than in mortgages to take advantage of the higher and more stable income stream offered by corporate bonds.

For the full year, the fund's return matched the return of the Lehman U.S. Aggregate Index. The fund benefited from maintaining nearly the maximum allowed 35% weighting in the high-yield sector throughout the year. Sector allocations were fairly constant with approximately 60% invested in investment grade and high-yield corporate bonds, 15% in Agency bonds, 20% in mortgage bonds and 5% in cash. The duration of the fund has been neutral to slightly short to the benchmark index over the last six months. This means that the fund is assuming a conservative posture with regard to interest rate risk, because we believed that interest rates might trend higher.

The fund benefited from increasing its exposure to the telecommunications sector through its holdings in Cencall Communications, Global Crossing and Qwest Communications during the second half of the year. This was beneficial to performance as investors reevaluated the future growth potential of these companies.

The fund continues to benefit from our emphasis on intensive bottom-up research and security selection. The outlook for corporate bonds remains favorable in the coming year as corporate earnings continue to surprise on the upside.

We believe that the interest rate environment will be mildly negative in the first half of 2000 as the Fed is expected to make further increases in the Federal Funds rate. This tightening in monetary policy should lead to a deceleration in the rate of economic growth and a reduction in future inflationary pressure, enabling bond yields to fall and bond prices to rise later in the year. We expect bonds to be an attractive asset class over the next year, offering high real and nominal yields in a low inflation environment.


                                                                              11
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[PHOTO]

Laura Provost
Lead manager of
the Working Assets
Money Market
Fund team since
October 1997.

Managers' Comments -- Working Assets Money Market Fund

Objective: Current income consistent with safety and liquidity. The Ground
Rules: Invests in liquid short-term money market instruments, while maintaining an average maturity of 90 days or less. The Results: Total return for the six- and twelve- month periods ended December 31, 1999 for the Standard shares was 2.14% and 4.05%, respectively. The Institutional Class shares returned 2.34% and 4.53% for the same periods. The fund has a weighted average maturity of 46 days.

The U.S. economy continued on its favorable path in the last six months of 1999. Strong growth, low inflation, accelerating productivity and a tight labor market were again fitting descriptions. Ever vigilant and out of concern that potential economic imbalances could lead to inflation, the Federal Open Market Committee
(Fed) instituted three 25 basis point rate increases - in June, August and November - that fully unwound the 75 basis point reductions made in 1998 in response to global economic events. Although the Fed left interest rates unchanged at its final meeting of the year in December, further rate increases are anticipated, especially now that Y2K has passed largely uneventfully.

Of concern to the Fed is that high equity prices coupled with low unemployment and higher wages have continued to fuel seemingly endless consumer spending. On the demand side, without a slowdown in spending, demand could potentially outstrip supply which could lead to inflation. On the supply side, the concern is that the pool of available workers will be depleted resulting in wage and price increases. Despite recognition of a new economic era marked by rapid technological expansion and increased productivity, the Fed has proven by its most recent moves that it refuses to speculate on the impact of this new era and instead prefers to stay ahead of the curve in fighting inflation.

Reflecting the higher rate environment, the return of the Working Assets Money Market Fund - Standard shares moved up in the second half of 1999. For the six-month period ended December 31, 1999, the fund returned 2.14%, compared to 1.88% for the first six months of the year. For the twelve-month period ended December 31, 1999, the fund returned 4.05%. The fund had a weighted-average maturity of


12
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                          Managers' Comments -- Working Assets Money Market Fund

46 days, down from 60 days at mid-year. Shortening the portfolio's maturity allowed us to build some liquidity in advance of Y2K and in anticipation of further rate increases. We have also increased the amount of variable rate securities in the fund which now represent 13% of assets, another move to better position the portfolio for future rate hikes.

Looking ahead, the market, as measured by the Fed Funds futures contracts, is currently pricing in a high probability of another 25-50 basis point increase in early 2000. Despite few recent changes in the economy, we believe that the Fed's concern for potential inflation will likely force it to ratify the market's expectations of high rates. Another preemptive move by the Fed to head off future inflation may bode well for the economy, as it will likely prevent a more drastic reactionary response in the future. On a positive note, the President's reappointment of Alan Greenspan to another four-year term as Chairman of the Federal Reserve was well received. At the very least, the reappointment removes an element of uncertainty.

We will continue to monitor the economy and adjust the portfolio accordingly. Our goal, as always, is to provide safety, liquidity and yield to our shareholders.

Statement of Investments -- December 31, 1999 (unaudited)

Citizens Index Fund

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Equities 99.35%

Apparel & Textiles 0.10%
      8,200        Liz Claiborne Incorporated                   $    308,525
      8,000        Reebok International Limited                       65,500 (b)
      4,900        Russell Corporation                                82,075
     12,400        Tommy Hilfiger Corporation                        289,075 (b)
      7,400        The Warnaco Group Incorporated                     91,113
                                                                ------------
                                                                     836,288
Auto Parts & Equipment 0.06%
      3,000        Bandag Incorporated                                75,000
     10,400        Cooper Tire & Rubber Company                      161,850
     10,500        Federal-Mogul Corporation                         211,313
                                                                ------------
                                                                     448,163
Chemicals 0.35%
     31,500        Air Products & Chemicals Incorporated           1,057,219
     17,550        Engelhard Corporation                             331,256
     21,400        Praxair Incorporated                            1,076,687
     13,500        Sigma-Aldrich Corporation                         405,844
                                                                ------------
                                                                   2,871,006
Commercial Services & Equipment 1.07%
      8,033        ACNielsen Corporation                             197,813 (b)
     96,543        Cendant Corporation                             2,564,422 (b)
     10,200        Deluxe Corporation                                279,863
      9,700        DeVry Incorporated                                180,663 (b)
     21,600        Dun & Bradstreet Corporation                      637,200
     12,900        H&R Block Incorporated                            564,375
     11,200        Herman Miller Incorporated                        257,600
      8,200        HON Industries Incorporated                       179,888
      6,900        Interface Flooring Incorporated                    39,675
     13,300        Modis Professional Services Incorporated          189,525 (b)
     33,050        Paychex Incorporated                            1,322,000
     36,000        Pitney Bowes Incorporated                       1,739,250
      7,400        Sylvan Learning Systems Incorporated               96,200 (b)
     12,600        Viad Corporation                                  351,225
     90,700        Xerox Corporation                                 133,000
                                                                ------------
                                                                   8,732,699
Computers & Technology 33.34%
     46,850        3Com Corporation                                2,201,950 (b)
     13,800        Adaptec Incorporated                              688,275 (b)
     16,600        Adobe Systems Incorporated                      1,116,350
    303,300        America Online Incorporated                    22,880,194 (b)
     22,100        Apple Computer Incorporated                     2,272,156 (b)
      8,600        Autodesk Incorporated                             290,250

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Computers & Technology (cont'd)
    84,700         Automatic Data Processing                  $    4,563,213
    32,700         BMC Software Incorporated                       2,613,956 (b)
    33,300         Cadence Design Systems Incorporated               799,200 (b)
     8,100         Cambridge Technology Partners Incorporated        212,625 (b)
   443,950         Cisco Systems Incorporated                     47,558,143 (b)
   230,885         Compaq Computer Corporation                     6,248,325
    73,212         Computer Associates International
                   Incorporated                                    5,120,264
   345,100         Dell Computer Corporation                      17,600,100 (b)
   137,700         EMC Corporation                                15,043,725 (b)
    63,900         Electronic Data Systems Corporation             4,277,306
    56,900         First Data Corporation                          2,805,881
    43,200         Gateway 2000 Incorporated                       3,113,100 (b)
   138,500         Hewlett-Packard Company                        15,780,344
     3,900         IDX Systems Corporation                           121,875 (b)
    41,800         IMS Health Incorporated                         1,136,438
     9,000         Ingram Micro Incorporated                         118,125 (b)
    26,600         Intuit Incorporated                             1,594,338 (b)
    15,000         J.D. Edwards & Company                            448,125 (b)
    17,300         Lexmark International Group Incorporated        1,565,650 (b)
    38,684         McKesson HBOC Incorporated                        872,808
   700,800         Microsoft Corporation                          81,818,399 (b)
    19,274         Network Associates Incorporated                   514,375 (b)
    45,400         Novell Incorporated                             1,813,163 (b)
    37,000         Parametric Technology Corporation               1,001,313 (b)
    33,200         Peoplesoft Incorporated                           707,575 (b)
     3,900         Shared Medical Systems Corporation                198,656
    26,400         Siebel Systems Incorporated                     2,217,600 (b)
    24,800         Silicon Graphics Incorporated                     243,350 (b)
   212,000         Sun Microsystems Incorporated                  16,416,750 (b)
     9,400         Synopsys Incorporated                             627,450 (b)
    35,350         Veritas Software Corporation                    5,059,469 (b)
                                                                ------------
                                                                 271,660,816
Construction & Housing 0.28%
     5,100         Armstrong World Industries Incorporated           170,213
     8,100         Centex Corporation                                199,968
    19,000         Clayton Homes Incorporated                        174,563
     4,500         Fleetwood Enterprises Incorporated                 92,813
    60,400         Masco Corporation                               1,532,649
     6,300         Pulte Corporation                                 141,750
                                                                ------------
                                                                   2,311,956
Consumer Durables 0.19%
     5,500         Ethan Allen Interiors Incorporated                176,344
     2,755         Harman International Industries Incorporated      154,624
    11,900         Maytag Corporation                                571,200
    10,100         Whirlpool Corporation                             657,131
                                                                ------------
                                                                   1,559,299

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                  Value
(% of net assets)  Security Description                           (Note 1)
--------------------------------------------------------------------------------
Consumer Products - Miscellaneous 0.34%
     8,800         American Greetings Corporation            $    207,900
    15,600         Avery Dennison Corporation                   1,136,850
     4,800         Jostens Incorporated                           116,700
    12,100         Moore Corporation Limited                       73,356
    38,056         Newell Rubbermaid Incorporated               1,103,624
     8,300         Tupperware Corporation                         140,581
                                                             ------------
                                                                2,779,011
Electronics 8.42%
    19,900         Advanced Micro Devices Incorporated            575,856 (b)
    27,200         Altera Corporation                           1,348,100 (b)
    25,700         American Power Conversion                      677,838 (b)
     6,100         Avnet Incorporated                             369,050
     6,700         Broadcom Corporation                         1,824,913 (b)
     5,400         C-Cube Microsystems Incorporated               336,150 (b)
   454,100         Intel Corporation                           37,378,105
    12,200         KLA-Tencor Corporation                       1,358,775 (b)
    19,800         LSI Logic Corporation                        1,336,500 (b)
    36,600         Micron Technology Incorporated               2,845,650
     5,700         Millipore Corporation                          220,163
    20,960         Molex Incorporated                           1,188,170
    13,700         PE Corporation - PE Biosystems
                   Incorporated                                 1,648,281
    39,300         Solectron Corporation                        3,738,412 (b)
    12,250         Symbol Technologies Incorporated               778,641
     6,250         Tektronix Incorporated                         242,969
   108,900         Texas Instruments Incorporated              10,549,687
     7,700         Thomas & Betts Corporation                     245,438
    43,400         Xilinx Incorporated                          1,973,344 (b)
                                                             ------------
                                                               68,636,042
Energy & Utilities 1.01%
    28,200         AES Corporation                              2,107,949 (b)
    13,400         American Water Works Incorporated              284,750
    12,900         Consolidated Natural Gas Company               837,694
    20,600         Dynegy Incorporated                            500,838
    30,600         El Paso Energy Corporation                   1,187,662
    71,429         Energia Global International Limited,
                   Series A, Conv. Pfd.                           330,716 (b)(c)
     5,500         Idacorp Incorporated                           147,469
    11,800         MCN Energy Group Incorporated                  280,250
     6,200         Nicor Incorporated                             201,500
     4,100         ONEOK Incorporated                             103,013
     4,800         Peoples Energy Corporation                     160,800
     5,200         Philadelphia Suburban Corporation              107,575
    59,400         The Williams Companies Incorporated          1,815,412
     5,000         United Water Resources Incorporated            170,938
    40,000         Vulcan Power Company, Class A                        0 (b)(c)
                                                             ------------
                                                                8,236,566

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Finance & Insurance 11.24%
    12,950         A.G. Edwards Incorporated                $        415,209
    60,400         American Express Company                       10,041,499
    33,486         American General Corporation                    2,540,750
    34,400         AON Corporation                                 1,376,000
    44,900         BB&T Corporation                                1,229,138
    99,800         Bank Of New York Company Incorporated           3,992,000
   155,750         Bank One Corporation                            4,993,733
   110,950         Charles Schwab Corporation                      4,257,706
    29,270         Charter One Financial Incorporated                559,789
    23,900         Chubb Corporation                               1,345,869
    21,050         Comerica Incorporated                             982,772
    15,100         Countrywide Credit Industries Incorporated        381,275
    33,400         E*Trade Group Incorporated                        872,575 (b)
   139,200         Fannie Mae                                      8,691,299
    41,500         Fifth Third Bancorp                             3,045,063
   133,138         Firstar Corporation                             2,812,540
    94,000         Freddie Mac                                     4,423,874
    22,200         Golden West Financial Corporation                 743,700
    30,100         Hartford Financial Services                     1,425,988
    63,800         Household International                         2,376,550
    30,722         Huntington Bancshares Incorporated                733,488
     4,191         Investment Technology Group Incorporated          120,491
    14,150         Jefferson-Pilot Corporation                       965,738
    60,300         Keycorp                                         1,334,138
    14,200         Marshall & Ilsley Corporation                     891,938
    13,600         MBIA Incorporated                                 718,250
   109,312         MBNA Corporation                                2,978,752
    69,000         Mellon Bank Corporation                         2,350,313
    14,600         MGIC Investment Corporation                       878,738
    83,700         National City Corporation                       1,982,644
    30,000         Northern Trust Corporation                      1,590,000
    39,900         PNC Bank Corporation                            1,775,550
     9,800         Progressive Corporation                           716,625
    19,100         Providian Financial Corporation                 1,739,294
    29,300         Regions Financial Corporation                     736,163
    12,000         ReliaStar Financial Corporation                   470,250
    22,000         SLM Holding Corporation                           929,500
    17,200         Safeco Corporation                                427,850
    31,144         St. Paul Companies                              1,049,164
    22,100         State Street Corporation                        1,614,681
    43,300         SunTrust Banks Incorporated                     2,979,581
    38,000         Synovus Financial Corporation                     755,250
    98,800         U.S. Bancorp                                    2,352,675
    32,100         UNUMProvident Corporation                       1,029,206
    27,700         Wachovia Corporation                            1,883,600
    78,434         Washington Mutual Incorporated                  2,039,284
                                                                ------------
                                                                  91,550,492

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Food & Beverages 5.54%
    37,500         Bestfoods                                    $  1,971,094
    58,100         Campbell Soup Company                           2,247,743
   335,400         The Coca-Cola Company                          19,537,049
     5,800         Earthgrains Company                                93,525
    41,100         General Mills Incorporated                      1,469,325
     5,600         Great Atlantic & Pacific Tea Company,
                   Incorporated                                      156,100
     5,500         Hannaford Brothers Company                        381,219
    48,300         H. J. Heinz Company                             1,922,944
    18,700         Hershey Foods Corporation                         888,250
    55,200         Kellogg Company                                 1,700,850
   112,500         Kroger Company                                  2,123,438 (b)
     9,550         McCormick & Company Incorporated                  284,113
     6,600         Nabisco Holdings Corporation                      208,725
   197,700         Pepsico Incorporated                            6,968,924
    18,400         Quaker Oats Company                             1,207,500
    19,300         SUPERVALU Incorporated                            386,000
    44,600         Sysco Corporation                               1,764,488
     4,260         Tootsie Roll Industries Incorporated              140,314
    18,700         Whitman Corporation                               251,281
     3,300         Whole Foods Market Incorporated                   153,038 (b)
    15,600         Wm. Wrigley Jr Company                          1,293,825
                                                                ------------
                                                                  45,149,745
Forest Products & Paper 0.05%
    12,600         Consolidated Papers Incorporated                  400,838
                                                                ------------
                                                                     400,838
Health Care & Personal Care 2.36%
    32,900         Avon Products Incorporated                      1,085,700
    34,200         Becton, Dickinson & Company                       914,850
    15,100         Biomet Incorporated                               604,000
    56,700         Boston Scientific Corporation                   1,240,313 (b)
   145,700         Gillette Company                                6,001,018
    41,300         Guidant Corporation                             1,941,100
     4,800         Idexx Laboratories Incorporated                    77,400 (b)
     4,100         Invacare Corporation                               82,256
   162,338         Medtronic Incorporated                          5,915,191
    11,000         Oxford Health Plans Incorporated                  139,563 (b)
    11,500         St. Jude Medical Incorporated                     352,906 (b)
     5,500         Trigon Healthcare Incorporated                    162,250 (b)
     4,000         Universal Health Services Incorporated            144,000 (b)
     8,900         Wellpoint Health Networks Incorporated            586,844 (b)
                                                                ------------
                                                                  19,247,391

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Machines & Tools 0.33%
    31,800         Deere & Company                            $    1,379,324
     4,800         Milacron Incorporated                              73,800
     2,500         Nordson Corporation                               120,625
     7,700         Snap-On Incorporated                              204,531
     4,397         SPX Corporation                                   355,333
    12,400         The Stanley Works                                 373,550
     3,000         Tecumseh Products Company                         141,563
                                                                ------------
                                                                   2,648,726
Media 5.83%
    28,700         AMFM Incorporated                               2,245,775 (b)
    46,100         Clear Channel Communications Incorporated       4,114,425 (b)
   101,700         Comcast Corporation                             5,142,206
    77,900         Cox Communications Incorporated                 4,011,850 (b)
    12,400         Dow Jones & Company Incorporated                  843,200
    10,900         E.W. Scripps Company                              488,456
    27,000         McGraw-Hill Companies Incorporated              1,663,875
    83,000         MediaOne Group Incorporated                     6,375,438 (b)
     7,000         Meredith Corporation                              291,813
    23,400         The New York Times Company                      1,149,525
   174,700         Time Warner Incorporated                       12,654,830
     8,000         Times Mirror Company                              536,000
    14,100         Univision Communications                        1,440,844 (b)
    94,600         Viacom Incorporated                             5,717,388 (b)
     1,400         Washington Post Company                           778,225
                                                                ------------
                                                                  47,453,850
Metal Fabricate/Hardware 0.05%
     1,700         Commercial Metals Company                          57,694
     8,800         Timken Company                                    179,850
    12,200         Worthington Industries Incorporated               202,062
                                                                ------------
                                                                     439,606
Miscellaneous Manufacturing 0.37%
    41,000         Illinois Tool Works Incorporated                2,770,062
     5,200         National Service Industries Incorporated          153,400
     5,800         Polaroid Corporation                              109,113
                                                                ------------
                                                                   3,032,575

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Pharmaceuticals 2.67%
    13,800         ALZA Corporation                           $      477,825 (b)
   138,700         Amgen Incorporated                              8,330,668 (b)
    17,950         Bergen Brunswig Corporation                       149,209
    20,700         Biogen Incorporated                             1,749,150 (b)
    24,300         Chiron Corporation                              1,029,713 (b)
     3,000         Human Genome Sciences Incorporated                457,875 (b)
    17,200         Mylan Laboratories Incorporated                   433,225
     5,000         Patterson Dental Company                          213,125 (b)
   199,500         Schering-Plough Corporation                     8,416,405
    13,100         Watson Pharmaceuticals Incorporated               469,144 (b)
                                                                ------------
                                                                  21,726,339
Producer Goods 0.11%
    11,500         Sealed Air Corporation                            595,844 (b)
    14,001         Sonoco Products Company                           318,523
                                                                ------------
                                                                     914,367
Real Estate Investment & Management 0.05%
     7,200         Choice Hotels International Incorporated          123,300 (b)
    13,100         Extended Stay America Incorporated                 99,888 (b)
     9,800         Rouse Company                                     208,250
                                                                ------------
                                                                     431,438
Recreation & Entertainment 0.36%
    10,800         Callaway Golf Company                             191,025
    20,900         Harley-Davidson Incorporated                    1,338,906
    26,150         Hasbro Incorporated                               498,484
    56,775         Mattel Incorporated                               745,172
     3,400         Sabre Group Holdings Incorporated                 174,250 (b)
                                                                ------------
                                                                   2,947,837
Retail 6.83%
     9,300         Barnes & Noble Incorporated                       191,813 (b)
    28,300         Best Buy & Company Incorporated                 1,420,306 (b)
    10,500         BJ's Wholesale Club Incorporated                  383,250 (b)
    30,200         Costco Companies Incorporated                   2,755,750 (b)
    53,600         CVS Corporation                                 2,140,650
    18,200         Darden Restaurants Incorporated                   329,875
    36,077         Dollar General Corporation                        820,752
    29,000         Federated Department Stores Incorporated        1,466,313 (b)
   116,237         The Gap Incorporated                            5,346,901
     9,600         Harcourt General Incorporated                     386,400
   312,600         Home Depot Incorporated                        21,432,637
    20,500         IKON Office Solutions Incorporated                139,656

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Retail (cont'd)
    35,700         J.C. Penney Company Incorporated             $    711,769
    22,400         Kohls Corporation                               1,617,000 (b)
    28,800         The Limited Incorporated                        1,247,400
     5,600         Longs Drug Stores Corporation                     144,550
    51,400         Lowe's Companies                                3,071,150
    45,050         May Department Stores Company                   1,452,863
    19,000         Nordstrom Incorporated                            497,563
    63,500         Staples Incorporated                            1,317,625 (b)
    24,400         Starbucks Corporation                             591,700 (b)
    26,400         Tandy Corporation                               1,298,550
    42,100         The TJX Companies Incorporated                    860,419
    19,000         Venator Group Incorporated                      2,057,756 (b)
   135,900         Walgreen Company                                3,975,075
                                                                ------------
                                                                  55,657,723
Telecommunications Equipment & Services 17.99%
    19,900         ADC Telecommunications Incorporated             1,443,994 (b)
    43,000         Alltel Corporation                              3,555,563
    19,300         American Tower Corporation                        589,856 (b)
   210,900         Bell Atlantic Corporation                      12,983,531
   255,600         BellSouth Corporation                          11,965,275
    19,450         Crown Castle International Corporation            624,831 (b)
   425,513         Lucent Technologies Incorporated               31,833,690
   385,878         MCI Worldcom Incorporated                      20,475,651 (b)
    49,500         Nextel Communications Incorporated              5,104,688 (b)
    89,600         Qualcomm Incorporated                          15,780,800 (b)
   100,900         Qwest Communications International              4,338,700 (b)
    10,600         RF Micro Devices Incorporated                     725,438 (b)
   463,264         SBC Communications Incorporated                22,584,120
    58,500         Sprint PCS Group                                5,996,250 (b)
     1,300         Teligent Incorporated                              80,275 (b)
    54,600         Tellabs Incorporated                            3,504,638 (b)
    68,837         US West Incorporated                            4,956,264
                                                                ------------
                                                                 146,543,564
Transportation 0.41%
    40,060         FDX Corporation                                 1,639,956 (b)
    68,537         Southwest Airlines Company                      1,109,443
     7,100         UAL Corporation                                   550,694 (b)
                                                                ------------
                                                                   3,300,093
                                                                ------------
Total Equities (Cost $464,009,411)                              $809,516,430

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                          Maturity         Value
($ Denominated)    Security Description                  Coupon     Date             (Note 1)
---------------------------------------------------------------------------------------------
Short term Investments 0.61%
$ 4,974,000        Repurchase Agreement with
                   State Street Bank & Trust Co.
                   Dated 12/31/99 due 01/03/00
                   with a maturity value of $4,975,036
                   collateralized by $5,115,000
                   Fannie Mae Discount Note,
                   due 08/17/00 and Federal
                   Home Loan Bank Discount
                   Note, due 04/07/00 (Market
                   Value of collateral is $5,078,788)
                   (Cost $4,974,000)                      2.500%    01/03/00     $  4,974,000
                                                                                 ------------
Total Investments (Cost $468,983,411) 99.96% (a)                                 $814,490,430

Other assets, less liabilities 0.04%                                                  352,951
                                                                                 ------------
Net Assets 100%                                                                  $814,843,381
                                                                                 ============

(a)   Book cost and tax cost are equal.

(b)   Non-income producing security.

(c) On December 31, 1999, the fund owned the following restricted securities constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Additional information on the securities is as follows:

Description                                              Acquisition Date      Cost       Value
-------------------------------------------------------------------------------------------------
Energia Global Int'l. Limited, Series A Conv. Pfd.        March 3, 1995     $ 250,000   $ 330,716
Vulcan Power Company, Class A                             March 3, 1995       300,000           0

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Citizens Emerging Growth Fund

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Equities 97.17%

Commercial Services 2.22%
    201,500        Concord EFS Incorporated                     $  5,188,625 (b)
                                                                ------------
                                                                   5,188,625
Computers & Software 17.99%
     72,540        Applied Micro Circuits Corporation              9,230,715 (b)
    102,000        Extreme Networks Incorporated                   8,517,000 (b)
    111,000        Legato Systems Incorporated                     7,638,188 (b)
     88,300        Mercury Interactive Corporation                 9,530,881 (b)
     49,090        Veritas Software Corporation                    7,026,006 (b)
                                                                ------------
                                                                  41,942,790
Consumer Products - Miscellaneous 6.16%
     83,300        Avery Dennison Corporation                      6,070,488
    258,300        Ethan Allen Interiors Incorporated              8,281,744
                                                                ------------
                                                                  14,352,232
Electronics 23.30%
    105,800        Altera Corporation                              5,243,713 (b)
     83,500        KLA-Tencor Corporation                          9,299,812 (b)
    124,310        LSI Logic Corporation                           8,390,925 (b)
    207,500        Millipore Corporation                           8,014,688
     60,880        PMC - Sierra Incorporated                       9,759,824 (b)
     31,300        SDL Incorporated                                6,823,400 (b)
    149,800        Xilinx Incorporated                             6,811,219 (b)
                                                                ------------
                                                                  54,343,581
Finance & Insurance 5.24%
    117,225        Comerica Incorporated                           5,472,942
    112,000        MGIC Investment Corporation                     6,741,000
                                                                ------------
                                                                  12,213,942
Forest Products & Paper 3.46%
    254,000        Consolidated Papers Incorporated                8,080,375
                                                                ------------
                                                                   8,080,375
Machines & Tools 3.40%
     98,000        SPX Corporation                                 7,919,625 (b)
                                                                ------------
                                                                   7,919,625

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Media 9.34%
    123,600        Adelphia Communications Corporation          $  8,111,250 (b)
     99,680        AMFM Incorporated                               7,799,960 (b)
     82,500        Gemstar International Group Limited             5,878,125 (b)
                                                                ------------
                                                                  21,789,335
Pharmaceuticals 4.04%
     56,800        Medimmune Incorporated                          9,421,700 (b)
                                                                ------------
                                                                   9,421,700
Retail 6.71%
    187,400        The Limited Incorporated                        8,116,763
    254,600        Linens 'n Things Incorporated                   7,542,525 (b)
                                                                ------------
                                                                  15,659,288
Telecommunications Equipment & Services 15.31%
    218,410        American Tower Corporation                      6,675,155 (b)
     56,000        Comverse Technology Incorporated                8,106,000 (b)
    153,500        Copper Mountain Networks Incorporated           7,483,125 (b)
    218,030        Crown Castle International Corporation          7,004,214 (b)
    115,400        Scientific-Atlanta Incorporation                6,419,125
                                                                ------------
                                                                  35,687,619
                                                                ------------
Total Equities (Cost $167,460,697)                              $226,599,112

Par Amount                                                          Maturity         Value
($ Denominated) Security Description                     Coupon     Date             (Note 1)
---------------------------------------------------------------------------------------------
Short-Term Investments 8.98%
$ 20,948,000    Repurchase Agreement with
                State Street Bank & Trust Co.
                Dated 12/31/99 due 01/03/00
                with a maturity value of $20,952,364
                collateralized by $22,200,000
                Fannie Mae Discount Note, due
                08/17/00 (Market Value of
                collateral is $21,367,500)
                (Cost $20,948,000)                        2.500%    01/03/00     $ 20,948,000
                                                                                 ------------
Total Investments (Cost $188,408,697) 106.15% (a)                                $247,547,112
Liabilities in excess of other assets (6.15%)                                     (14,339,076)
                                                                                 ------------
Net Assets 100%                                                                  $233,208,036
                                                                                 ============

(a) Book cost and tax cost are equal.
(b) Non-income producing security.

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Citizens Global Equity Fund

Number of Shares                                                     Value
(% of net assets)  Security Description                              (Note 1)
--------------------------------------------------------------------------------
Equities 92.72%

Brazil 0.74%
     40,000        Telesp Celular Participacoes S.A. (ADR)
                   (Telecommunication Equipment & Services)     $  1,695,000
                                                                ------------
                                                                   1,695,000
Canada 1.91%
     43,000        Nortel Networks Corporation
                   (Telecommunication Equipment & Services)        4,343,000
                                                                ------------
                                                                   4,343,000
Denmark 1.59%
     50,000        Navision Software A.S.
                   (Computers & Software)                          3,620,295 (b)
                                                                ------------
                                                                   3,620,295
Finland 5.75%
     52,000        Comptel Oyj (Computers & Software)              3,658,371 (b)
    400,000        Jot Automation Group Oyj (Machines & Tools)     3,727,194
     30,000        Nokia Corporation (ADR)
                   (Telecommunication Equipment & Services)        5,700,000
                                                                ------------
                                                                  13,085,565
France 4.96%
     28,000        Canal Plus (Media)                              4,075,736
      7,900        Havas Advertising (Advertising)                 3,366,260
     25,000        ST Microelectronics NV (Electronics)            3,848,076
                                                                ------------
                                                                  11,290,072
Germany 2.91%
     33,800        Epcos AG (ADR) (Electronics)                    2,524,438 (b)
     67,300        Software AG (Computers & Software)              4,101,575 (b)
                                                                ------------
                                                                   6,626,013
Hong Kong 2.74%
    850,000        Bank of East Asia (Finance & Insurance)         2,367,338
    800,000        Smartone Telecommunications
                   (Telecommunication Equipment & Services)        3,859,265
                                                                ------------
                                                                   6,226,603
Ireland 1.04%
     94,686        Bank of Ireland (Finance & Insurance)             753,514
     55,000        Elan Corporation PLC (ADR) (Pharmaceuticals)    1,622,500(b)
                                                                ------------
                                                                   2,376,014

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                                     Value
(% of net assets)   Security Description                                             (Note 1)
---------------------------------------------------------------------------------------------
Italy 2.86%
    960,000         Seat-Pagine Gialle SPA (Media)                               $  3,152,601
    300,000         Tim SpA (Telecommunication Equipment & Services)                3,351,453
                                                                                 ------------
                                                                                    6,504,054
Japan 13.49%
     60,000         Asatsu-DK Incorporated (Advertising)                            4,052,070
      7,000         Benesse Corporation (Commercial Services)                       1,685,426
     31,000         Canon Incorporated (Office/Business Equipment)                  1,231,868
     15,000         Murata Manufacturing Company Limited (Electronics)              3,523,539
     29,800         Nippon Telegraph & Telephone Corporation
                    (Telecommunication Equipment & Services)                        2,566,525
         53         NTT Mobile Communications
                    (Telecommunication Equipment & Services)                        2,038,661
    120,000         Sailor Pen Company Limited (Office/Business Equipment)          2,466,477
     26,000         Seven - Eleven Japan (Retail)                                   4,122,542
      6,800         Softbank Corporation (Computers & Software)                     6,509,153
     20,000         Takefuji Corporation (Finance & Insurance)                      2,503,670
                                                                                 ------------
                                                                                   30,699,931
Mexico 2.77%
     43,000         Grupo Televisa S.A. (GDR) (Media)                               2,934,750 (b)
     30,000         Telefonos De Mexico (ADR)
                    (Telecommunication Equipment & Services)                        3,375,000
                                                                                 ------------
                                                                                    6,309,750
Netherlands 1.72%
      8,065         Aegon NV (Finance & Insurance)                                    779,118
     92,500         Wolters Kluwer CVA (Media)                                      3,130,843
                                                                                 ------------
                                                                                    3,909,961
Phillipines 1.09%
  2,000,000         ABS-CBN Broadcasting Corporation (Media)                        2,481,389 (b)
                                                                                 ------------
                                                                                    2,481,389
Singapore 1.69%
    375,000         Natsteel Electronics Limited (Electronics)                      1,981,387
     86,000         Singapore Press Holdings (Media)                                1,864,065
                                                                                 ------------
                                                                                    3,845,452
South Korea 1.71%
     52,000         Korea Telecom Corporation (ADR)
                    (Telecommunication Equipment & Services)                        3,887,000
                                                                                 ------------
                                                                                    3,887,000

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                                     Value
(% of net assets)   Security Description                                             (Note 1)
---------------------------------------------------------------------------------------------
Spain 1.12%
    101,936         Telefonica S.A. (Telecommunication Equipment & Services)     $  2,546,593 (b)
                                                                                 ------------
                                                                                    2,546,593
Sweden 7.14%
     65,000         Ericsson LM (Telecommunication Equipment & Services)            4,178,517
     40,000         HIQ International AB (Computers & Technology)                   2,561,993 (b)
    130,000         Icon Medialab International AB (Computers & Technology)         4,522,271 (b)
     30,000         Information Highway AB (Computers & Technology)                 4,971,207
                                                                                 ------------
                                                                                   16,233,988
Switzerland 0.30%
      1,200         Zurich Allied AG (Finance & Insurance)                            684,293
                                                                                 ------------
                                                                                      684,293
Taiwan 1.19%
     60,000         Taiwan Semiconductor (ADR) (Electronics)                        2,700,000  (b)
                                                                                 ------------
                                                                                    2,700,000
United Kingdom 7.49%
     90,000         COLT Telecom Group PLC
                    (Telecommunication Equipment & Services)                        4,646,248 (b)
     61,000         Pearson PLC (Media)                                             1,985,446
    215,000         Reuters Group PLC (Media)                                       2,986,690
     57,047         Royal Bank Of Scotland Group (Finance & Insurance)              1,009,942
    381,817         Telewest Communications PLC (Media)                             2,026,021 (b)
    382,025         Vodafone Airtouch PLC (ADR)
                    (Telecommunication Equipment & Services)                        1,904,263
     50,000         Vodafone Airtouch PLC (ADR)
                    (Telecommunication Equipment & Services)                        2,475,001
                                                                                 ------------
                                                                                   17,033,611
United States 28.51%
     26,000         America Online Incorporated (Computers & Software)              1,961,375 (b)
     35,000         Automatic Data Processing (Computers & Software)                1,885,625
     57,000         Bank Of New York Company Incorporated (Finance & Insurance)     2,280,000
     46,350         Cisco Systems Incorporated (Computers & Technology)             4,965,243 (b)
     44,000         Clear Channel Communications (Media)                            3,927,000 (b)
    100,000         CVS Corporation (Retail)                                        3,993,750
     18,000         Dell Computer Corporation (Computers & Technology)                918,000 (b)
     30,000         EMC Corp (Computers & Technology)                               3,277,500 (b)
     60,000         Gillette Company (Health Care & Personal Care)                  2,471,250
     47,250         Home Depot Incorporated (Retail)                                3,239,578
     20,000         Illinois Tool Works (Miscellaneous Manufacturing)               1,351,250
     39,000         Intel Corporation (Electronics)                                 3,210,188

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                                     Value
(% of net assets)   Security Description                                             (Note 1)
---------------------------------------------------------------------------------------------
United States (cont'd)
     22,000         JDS Uniphase Corporation
                    (Telecommunication Equipment & Services)                     $  3,548,875 (b)
     38,000         Linens 'n Things Incorporated (Retail)                          1,125,750 (b)
     30,000         Lucent Technologies Incorporated
                    (Telecommunication Equipment & Services)                        2,244,375
     75,000         MCI Worldcom Incorporated
                    (Telecommunication Equipment & Services)                        3,979,687 (b)
     56,000         McLeodusa Incorporated
                    (Telecommunication Equipment & Services)                        3,297,000 (b)
     42,000         Medtronic Incorporated (Health Care & Personal Care)            1,530,375
     34,000         Nextel Communications Incorporated
                    (Telecommunication Equipment & Services)                        3,506,250 (b)
     59,200         Sun Microsystems Incorporated (Computers & Technology)          4,584,300 (b)
     50,000         Tellabs Incorporated (Telecommunication Equipment &
                    Services)                                                       3,209,375 (b)
     60,000         Time Warner Incorporated (Media)                                4,346,250
                                                                                 ------------
                                                                                   64,852,996
                                                                                 ------------
Total Equities (Cost $128,037,450)                                               $210,951,580

Par Amount                                                          Maturity         Value
($ Denominated) Security Description                     Coupon     Date             (Note 1)
---------------------------------------------------------------------------------------------
Short-Term Investments 5.82%
$13,248,000     Repurchase Agreement with
                State Street Bank & Trust Co.
                Dated 12/31/99 due 01/03/00
                with a maturity value of $13,250,760
                collateralized by $14,040,000
                Fannie Mae Discount Note, due
                08/17/00 (Market Value of
                collateral is $13,513,500)
                (Cost $13,248,000)                        2.500%    01/03/00     $ 13,248,000
                                                                                 ------------
Total Investments (Cost $141,285,450) 98.54% (a)                                 $224,199,580

Other assets, less liabilities 1.46%                                                3,319,286
                                                                                 ------------
Net Assets 100%                                                                  $227,518,866
                                                                                 ============

(a) Book cost and tax cost are equal.
(b) Non-income producing security.

Abbreviations:
ADR - American Depository Receipt
GDR - Global Depository Receipt

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

The fund's Statement of Investments as of December 31, 1999, was concentrated in the following industries:

                                                 Percentage of Net Assets*
                                            -----------------------------------
                                                        Short-Term
                                             Equity       & Other       Total
                                            --------  -------------  ----------
Advertising                                   3.26%                     3.26%
Commercial Services                           0.74%                     0.74%
Computers & Software                         20.89%                    20.89%
Electronics                                   7.82%                     7.82%
Finance & Insurance                           4.56%                     4.56%
Health Care & Personal Care                   1.76%                     1.76%
Machines & Tools                              1.64%                     1.64%
Media                                        14.47%                    14.47%
Miscellaneous Manufacturing                   0.59%                     0.59%
Office/Business Equipment                     1.63%                     1.63%
Pharmaceuticals                               0.71%                     0.71%
Retail                                        5.49%                     5.49%
Telecommunication Equipment & Services       29.16%                    29.16%
Cash & Other                                               7.28%        7.28%
                                            --------  -------------  ----------
                                             92.72%        7.28%      100.00%

*Percentages are based on net assets of $227,518,866.

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Citizens Income Fund

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
Corporate Bonds 62.79%

Commercial Services 3.82%
$ 1,000,000     Primark Corporation                         9.250        12/15/08     $    933,750
    900,000     United Rentals Incorporated                 9.500        06/01/08          875,250
    600,000     United Rentals Incorporated                 9.250        01/15/09          577,500
                                                                                      ------------
                                                                                         2,386,500
Computers & Software 1.49%
  1,000,000     Apple Computer Incorporated                 6.500        02/15/04          933,750
                                                                                      ------------
                                                                                           933,750
Construction & Housing 3.93%
  1,000,000     Toll Corporation                            8.750        11/15/06          980,000
  1,500,000     US Home Corporation                         7.950        03/01/01        1,473,750
                                                                                      ------------
                                                                                         2,453,750
Finance & Insurance 19.52%
    680,000     Abbey National PLC                          6.700        06/29/49          618,350
  1,320,000     Abbey National PLC                          7.350        10/29/49        1,261,034
    100,000     Bank One Corporation                        7.250        08/15/04           98,779
    250,000     Countrywide Capital                         8.000        12/15/26          222,791
    500,000     Credit Suisse First Boston - 144A           7.900        05/01/07          466,166
  2,496,247     DLJ Commercial Mortgage Corporation         6.110        12/10/07        2,360,796
    680,754     DLJ Mortgage Acceptance Corporation         6.614        05/25/09          649,482
  1,250,000     First Republic Bank                         7.750        09/15/12        1,106,530
    750,000     First Union Lehman Brothers Mortgage Trust  6.650        12/18/07          715,665
    500,000     Keycorp Institutional Capital               7.826        12/01/26          466,748
    700,000     Lehman Brothers Holdings                    8.050        01/15/19          663,721
    650,000     Lehman Brothers Holdings                    7.730        10/15/23          571,835
    800,000     Lehman Brothers Incorporated                7.360        12/15/03          795,912
     50,000     MBIA Incorporated                           9.000        02/15/01           51,184
  1,500,000     Morgan Stanley Capital Incorporated         6.550        12/15/07        1,423,695
    750,000     Williams Scotsman Incorporated              9.875        06/01/07          725,625
                                                                                      ------------
                                                                                        12,198,313
Food & Beverages 2.81%
  1,000,000     Kroger Company - 144A                       6.340        06/01/01          989,831
    750,000     Smiths Food And Drug Centers Incorporated   8.640        07/02/12          768,833
                                                                                      ------------
                                                                                         1,758,664
Health Care 2.52%
     50,000     Kaiser Foundation Health Plan               9.000        11/01/01           51,778
  1,500,000     Universal Health Services Incorporated      8.750        08/15/05        1,526,250
                                                                                      ------------
                                                                                         1,578,028

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
Hotels 2.24%
$ 1,550,000     John Q Hammons Hotels Incorporated          8.875        02/15/04 $      1,400,813
                                                                                      ------------
                                                                                         1,400,813
Media 9.55%
    170,901     Adelphia Communications Corporation         9.500        02/15/04          167,910
  1,000,000     Chancellor Media Corporation                8.750        06/15/07        1,008,750
    500,000     Chancellor Media Corporation                8.000        11/01/08          501,250
    250,000     Imax Corporation                            7.875        12/01/05          234,375
    500,000     Jones Intercable Incorporated               9.625        03/15/02          525,625
    750,000     Jones Intercable Incorporated               7.625        04/15/08          744,375
    500,000     Rogers Communications Incorporated          9.125        01/15/06          501,250
  1,400,000     Time Warner Incorporated                    9.125        01/15/13        1,533,205
    750,000     Turner Broadcasting Systems Incorporated    8.400        02/01/24          755,024
                                                                                      ------------
                                                                                         5,971,764
Real Estate 4.14%
  1,000,000     Property Trust of America                   6.875        02/15/08          951,765
    500,000     Security Capital Pacific Trust              7.900        02/15/16          444,608
  1,300,000     Weingarten Realty Investors                 6.880        06/25/27        1,193,388
                                                                                      ------------
                                                                                         2,589,761
Retail 1.24%
    750,000     Buhrmann US Incorporated                   12.250        11/01/09          778,125
                                                                                      ------------
                                                                                           778,125
Telecommunications Equipment & Services 8.59%
  1,000,000     Cencall Communications Corporation         10.125        01/15/04        1,031,250
  1,000,000     Global Crossing Holdings Limited - 144A     9.125        11/15/06          988,750
  1,000,000     IXC Communications Incorporated             9.000        04/15/08        1,010,000
  1,000,000     Nextel Communications Incorporated          1.000        10/31/07          716,250
  2,000,000     Qwest Communications International
                  Incorporated                              1.000        10/15/07        1,622,500
                                                                                      ------------
                                                                                         5,368,750
Transportation 2.94%
    897,752     Federal Express Corporation                 6.720        01/15/22          828,397
  1,000,000     Railworks Corporation                      11.500        04/15/09        1,012,500
                                                                                      ------------
                                                                                         1,840,897
                                                                                      ------------
Total Corporate Bonds Cost ($40,491,550)                                              $ 39,259,115

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Number of Shares                                                        Value
(% of net assets)  Security Description                                 (Note 1)
-------------------------------------------------------------------------------
Convertible Preferred Stock 3.20%

Commercial Services 0.38%
      7,200        United Rentals Incorporated - 144A              $    234,900
                                                                   ------------
                                                                        234,900
Finance & Insurance 0.74%
        500        First Republic Preferred Capital
                   Corporation - 144A
                   Manadatory exchange into preferred
                   shares under certain circumstances                   460,000
                                                                   ------------
                                                                        460,000
Real Estate 2.08%
     10,000        Equity Office Properties Trust --
                   Callable into common stock                           385,000
     59,200        Felcor Lodging Trust Incorporated --
                   Callable into common stock                           917,600
                                                                   ------------
                                                                      1,302,600
                                                                   ------------
Total Convertible Preferred Stock ($2,505,850)                     $  1,997,500

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
U.S. Government Agencies 24.72%

Fannie Mae 16.65%
$ 1,000,000     Fannie Mae                                  6.330        10/02/02     $    983,867
  2,000,000     Fannie Mae                                  6.140        03/24/03        1,944,131
  1,725,000     Fannie Mae                                  6.500        08/15/04        1,701,148
  2,000,000     Fannie Mae                                  6.000        05/15/08        1,872,351
  5,450,000     Fannie Mae                                  0.000        10/09/19        1,359,307
  1,898,505     Fannie Mae                                  6.500        12/01/28        1,792,461
    296,280     Fannie Mae - REMIC                          8.000        07/05/06          300,592
    446,847     Fannie Mae - REMIC                          7.000        04/25/21          446,726
                                                                                      ------------
                                                                                        10,400,583
Freddie Mac 6.65%
  4,800,000     Freddie Mac                                 5.550        11/15/27        4,156,799
                                                                                      ------------
                                                                                         4,156,799

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
Government National Mortgage Association 1.42%
$    67,336     Government National Mortgage Association    7.000        04/15/07     $     66,914
    101,787     Government National Mortgage Association    6.000        08/15/08           98,565
     77,325     Government National Mortgage Association    9.000        05/15/09           80,602
     12,567     Government National Mortgage Association    9.000        11/15/16           13,101
     28,648     Government National Mortgage Association    9.000        02/15/17           29,864
     31,967     Government National Mortgage Association    9.500        03/15/17           33,868
     14,272     Government National Mortgage Association    9.500        09/15/17           15,115
      5,078     Government National Mortgage Association    9.000        04/15/21            5,291
      9,794     Government National Mortgage Association    8.500        06/15/21           10,047
     32,319     Government National Mortgage Association    8.000        12/15/21           32,617
      1,575     Government National Mortgage Association    9.000        10/15/20            1,642
      9,426     Government National Mortgage Association    9.000        11/15/20            9,824
     14,887     Government National Mortgage Association    7.000        03/15/22           14,666
     75,498     Government National Mortgage Association    8.000        05/15/22           76,200
     33,992     Government National Mortgage Association    8.000        09/15/22           34,308
     76,123     Government National Mortgage Association    7.000        10/15/22           74,366
    151,200     Government National Mortgage Association    7.000        10/15/22          148,157
    147,845     Government National Mortgage Association    7.000        06/15/23          144,147
                                                                                      ------------
                                                                                           889,294
                                                                                      ------------
Total U.S. Government Agencies ($16,630,449)                                          $ 15,446,676

Short-Term Investments 8.06%
    650,000     Fannie Mae Discount Note                    5.800        01/13/00          648,743
  3,550,000     Freddie Mac Discount Note                   5.600        01/10/00        3,545,030
    850,000     FDX Corporation Discount Note               6.500        01/19/00          847,238
                                                                                      ------------
Total Short-Term Investments (Cost $5,041,011)                                           5,041,011
                                                                                      ------------
Total Investments (Cost $64,668,859) 98.77% (a)                                       $ 61,744,302

Other assets, less liabilities 1.23%                                                       769,166
                                                                                      ------------
Net Assets 100%                                                                       $ 62,513,468
                                                                                      ============

(a) Book cost and tax cost are equal.

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Working Assets Money Market Fund

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
Certificates of Deposit 8.02%
$   100,000     City National Bank of New Jersey           4.590%        03/18/00     $    100,000 (c)
  1,000,000     Deutsche Bank AG New York                  5.900%        01/18/00        1,000,004
  1,000,000     Deutsche Bank AG New York                  6.200%        10/18/00          999,547
    100,000     Independence Federal Savings Bank          5.000%        03/31/00          100,000 (c)
  2,000,000     Rabobank Nederland                         5.300%        03/06/00        2,000,203
  1,500,000     Rabobank Nederland                         5.180%        03/28/00        1,499,932
  1,323,000     Rabobank Nederland                         5.600%        06/14/00        1,322,752
    100,000     Self Help Credit Union                     5.520%        12/16/00          100,000 (c)
    100,000     South Shore Bank Of Chicago                5.750%        12/18/00          100,000 (c)
  2,000,000     UBS AG Stamford                            5.250%        03/10/00        1,996,990
  1,000,000     UBS AG Stamford                            5.280%        05/19/00          997,218
                                                                                      ------------
Total Certificates of Deposit (Cost $10,216,646)                                      $ 10,216,646

Commercial Paper 64.56%
  1,504,000     Abbey National North America               5.980%        01/14/00        1,500,751
  1,100,000     Abbey National North America               5.900%        03/06/00        1,088,282
  1,000,000     American Express Credit Corporation        6.450%        01/05/00          999,283
  1,500,000     American Express Credit Corporation        5.900%        01/12/00        1,497,295
    915,000     American General Finance Corporation       5.900%        02/23/00          907,052
  1,000,000     American General Corporation               6.080%        02/11/00          993,076
  1,000,000     AON Corporation                            5.900%        01/19/00          997,050
  1,000,000     AON Corporation                            5.950%        01/27/00          995,703
  1,500,000     AON Corporation                            5.950%        02/02/00        1,492,066
  1,000,000     Bank Of New York                           5.750%        02/03/00          994,730
  1,000,000     Bellsouth Capital Funding Corporation      5.600%        01/27/00          995,956
    263,000     Bellsouth Telecomm Incorporated            5.300%        01/18/00          262,341
    500,000     Bellsouth Telecomm Incorporated            5.300%        01/26/00          498,160
  1,100,000     Bellsouth Telecomm Incorporated            5.830%        02/22/00        1,090,737
  1,177,000     Bellsouth Telecomm Incorporated            5.830%        02/24/00        1,166,707
  1,789,000     Bellsouth Telecomm Incorporated            5.850%        02/25/00        1,773,010
  1,196,000     Campbell Soup Company                      5.870%        01/21/00        1,192,100
  2,000,000     Campbell Soup Company                      5.900%        03/03/00        1,979,677
  1,934,000     Canadian Wheat Board                       5.580%        02/09/00        1,922,308
  1,500,000     The Coca Cola Company                      5.800%        01/11/00        1,497,582
    980,000     The Coca Cola Company                      5.600%        01/21/00          976,951
  1,000,000     The Coca Cola Company                      5.250%        01/26/00          996,354
    909,000     The Coca Cola Company                      5.250%        01/31/00          905,023
  1,000,000     The Coca Cola Company                      5.860%        02/15/00          992,675
    366,000     The Coca Cola Company                      5.830%        03/21/00          361,258
    357,000     Consolidated Natural Gas Company           6.300%        01/14/00          356,188
  1,000,000     Consolidated Natural Gas Company           6.100%        01/27/00          995,595
  1,000,000     Countrywide Home Loans Incorporated        6.570%        01/04/00          999,453
  1,000,000     Deutsche Bank Financial                    6.060%        01/19/00          996,970

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                               Maturity         Value
($ Denominated) Security Description                       Coupon        Date             (Note 1)
--------------------------------------------------------------------------------------------------
Commercial Paper (cont'd)
$ 1,312,000     Deutsche Bank Financial                    5.900%        02/01/00     $  1,305,334
  1,200,000     First Data Corporation                     6.000%        01/25/00        1,195,200
    211,000     First Data Corporation                     6.050%        01/25/00          210,149
  1,500,000     General Mills Incorporated                 5.870%        01/05/00        1,499,021
    500,000     General Mills Incorporated                 6.100%        01/10/00          499,238
  2,619,000     General Mills Incorporated                 5.650%        01/24/00        2,609,545
  1,000,000     Goldman Sachs Group                        6.000%        01/28/00          995,500
  1,500,000     Goldman Sachs Group                        5.980%        02/11/00        1,489,783
  1,500,000     Goldman Sachs Group                        5.920%        03/10/00        1,482,980
  1,000,000     Goldman Sachs Group                        5.910%        03/22/00          986,703
    500,000     Hasbro Incorporated                        5.930%        01/03/00          499,835
  1,000,000     Hershey Foods Corporation                  5.760%        02/04/00          994,560
  1,000,000     Hershey Foods Corporation                  5.730%        02/10/00          993,633
  1,000,000     Hershey Foods Corporation                  5.790%        02/11/00          993,406
  2,000,000     Household Financial Corporation            5.920%        01/18/00        1,994,408
  1,000,000     Household Financial Corporation            5.930%        01/18/00          997,200
  2,000,000     John Deere Capital Corporation             5.940%        01/10/00        1,997,030
  2,000,000     John Hancock Capital Corp                  5.930%        01/14/00        1,995,716
  1,799,000     Kellogg Company                            5.870%        03/28/00        1,773,489
  2,000,000     Lucent Technology Incorporated             5.750%        02/16/00        1,985,305
  1,000,000     Lucent Technology Incorporated             5.750%        02/18/00          992,333
  1,000,000     Lucent Technology Incorporated             5.820%        03/08/00          989,168
  1,000,000     Lucent Technology Incorporated             5.860%        03/24/00          986,489
    754,000     Lucent Technology Incorporated             5.950%        03/31/00          742,784
  2,000,000     Mid States Corporation
                Federal Credit Union                       6.150%        01/13/00        1,995,900
  1,000,000     Nationwide Anglia Building Society         5.850%        02/07/00          993,988
  2,500,000     Nationwide Anglia Building Society         5.900%        02/07/00        2,484,840
    750,000     Nationwide Anglia Building Society         5.920%        03/07/00          741,860
  1,500,000     Nationwide Anglia Building Society         5.750%        05/04/00        1,470,291
  1,200,000     St. Paul Companies Incorporated            5.900%        02/24/00        1,189,380
  1,500,000     Santander Finance                          6.025%        01/28/00        1,493,221
  1,463,000     Santander Finance                          6.050%        01/28/00        1,456,362
    350,000     Times Mirror Company                       5.900%        01/21/00          348,853
  1,549,000     UBS Finance Delaware Incorporated          4.500%        01/04/00        1,548,420
  1,000,000     UBS Finance Delaware Incorporated          5.730%        01/21/00          996,817
  1,000,000     Xerox Capital                              5.950%        01/20/00          996,860
  1,200,000     Xerox Capital                              5.950%        01/31/00        1,194,050
  1,200,000     Xerox Capital                              5.900%        02/14/00        1,191,347
  1,000,000     Teachers Insurance & Annuity Association   5.850%        02/28/00          990,575
  1,500,000     Teachers Insurance & Annuity Association   5.850%        02/29/00        1,485,619
                                                                                      ------------
Total Commercial Paper (Cost $82,211,525)                                             $ 82,211,525

                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                                  Maturity         Value
($ Denominated) Security Description                          Coupon        Date             (Note 1)
-----------------------------------------------------------------------------------------------------
Corporate Notes 8.07%
$ 1,000,000     Abbey National Treasury Services PLC          5.710%        07/28/00     $    999,781
  2,500,000     American General Finance Corporation          8.000%        02/15/00        2,507,081
  1,240,000     Bank One Corporation                          6.250%        09/01/00        1,240,449
  1,600,000     First Chicago Corporation                     6.250%        07/21/00        1,600,683
  1,000,000     First Chicago Corporation                     9.875%        08/15/00        1,021,888
  1,510,000     Household Financial Corporation               6.375%        06/30/00        1,511,909
  1,400,000     Norwest Corporation                           6.000%        03/15/00        1,402,084
                                                                                         ------------
Total Corporate Notes (Cost $10,283,875)                                                 $ 10,283,875

Variable Rate Demand Notes 12.72%
    555,000     City of Bardstown Kentucky, LOC:
                Comerical Bank                                6.550%        06/01/24          555,000
  4,820,000     Illinois Health Facilities Authority, INSUR:
                MBIA, SBPA: Credit Suisse First Boston        6.500%        07/01/27        4,820,000
  2,500,000     Johnson City Medical Center Hospital
                Incorporated, INSUR: MBIA, SBPA:
                Credit Suisse First Boston                    6.500%        07/01/02        2,500,000
    300,000     The Community Redevelopment Agency
                of the City of LA, CA, INSUR: FSA, SBPA:
                Credit Suisse First Boston                    6.600%        12/01/18          300,000
    680,000     Pelican Capital, LOC: Huntington Bank         6.600%        04/01/28          680,000
  3,000,000     Redding Life Care LLC, LOC:
                Paribas, New York                             6.500%        10/01/05        3,000,000
  4,345,000     County of Riverside, CA, Certificates of
                Participation, LOC: Commerzbank AG            6.500%        11/01/27        4,345,000
                                                                                         ------------
Total Variable Rate Demand Notes (Cost $16,200,000)                                      $ 16,200,000

                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1999 (unaudited)

Par Amount                                                                  Maturity         Value
($ Denominated) Security Description                          Coupon        Date             (Note 1)
-----------------------------------------------------------------------------------------------------
Repurchase Agreements 4.92%
$ 6,271,000     Repurchase Agreement with
                State Street Bank & Trust Co.
                Dated 12/31/99 due 01/03/00
                with a maturity value of $6,272,306
                collaterallized by $6,580,000 Federal
                Home Loan Bank Discount Note,
                due 04/07/00 (Market value of
                collateral is $6,399,050)
                (Cost $6,271,000)                             2.500%        01/03/00     $  6,271,000
                                                                                         ------------
Total Investments (Cost $125,183,046) 98.29% (a)(b)                                      $125,183,046

Other Assets, less liabilities 1.71%                                                        2,184,274
                                                                                         ------------
Net Assets 100%                                                                          $127,367,320
                                                                                         ============

(a)   Investments are valued using the amortized cost method.
(b)   Book cost and tax cost are equal.
(c) These securities are appraised at their fair value as determined in good faith under the general supervision of the Trust's Board of Trustees.

                 See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities -- December 31, 1999 (unaudited)

                                                               Citizens                  Citizens
                                                                  Index           Emerging Growth
                                                                   Fund                      Fund
                                                         --------------          ----------------
ASSETS
  Investments (see accompanying schedule):
   Investments at cost                                    $ 464,009,411             $ 167,460,697
   Repurchase Agreements                                      4,974,000                20,948,000
   Net unrealized appreciation/(depreciation)               345,507,019                59,138,415
                                                          -------------             -------------
  Total investments at value                                814,490,430               247,547,112
  Cash                                                              880                       925
  Foreign currencies (cost $0, $0, $449,682, $0, $0)                 --                        --
  Receivable for:
   Interest                                                         345                     1,455
   Dividends and withholding tax reclaims                       374,775                    48,311
   Fund shares sold                                           2,017,487                 1,074,497
   Investment securities sold                                   477,000                 6,747,006
  Due from Investment Adviser                                    92,300                       572
  Unamortized organizational costs                               16,954                        --
  Other assets                                                   32,913                     9,271
                                                          -------------             -------------
   Total Assets                                             817,503,084               255,429,149
                                                          -------------             -------------
LIABILITIES
  Payable for investment securities purchased                        --                21,105,094
  Payable for fund shares repurchased                           795,031                   495,277
  Distributions payable                                              --                        --
  Unrealized depreciation on foreign
   currency contracts purchased                                      --                        --
  Payable for investment management fees                        918,451                   449,408
  Payable for administrative and shareholder
   service fees                                                 296,695                    35,396
  Payable for distribution expenses                             138,552                    42,523
  Payable for Trustees' fees and expenses                         1,759                     1,006
  Other accrued expenses                                        509,215                    92,409
                                                          -------------             -------------
   Total Liabilities                                          2,659,703                22,221,113
                                                          -------------             -------------
NET ASSETS                                                $ 814,843,381             $ 233,208,036
                                                          =============             =============
Standard shares
   Net assets                                             $ 681,949,323             $ 221,903,109
   Shares outstanding                                        20,748,185                 8,176,547
   Net asset value, offering and redemption
     price per share                                      $       32.87             $       27.14
                                                          -------------             -------------
Institutional Class shares
   Net assets                                             $ 132,894,058             $  11,304,927
   Shares outstanding                                         4,974,664                   416,226
   Net asset value, offering and redemption
     price per share                                      $       26.71             $       27.16
                                                          -------------             -------------
Net assets consist of:
   Paid-in capital                                        $ 466,030,411             $ 148,357,168
   Accumulated net investment income/(loss)                  (2,131,244)                 (960,343)
   Accumulated net realized gain/(loss) on
     investments and foreign currency transactions            5,437,195                26,672,796
   Net unrealized appreciation/(depreciation) on
     investments and foreign currencies                     345,507,019                59,138,415
                                                          -------------             -------------
                                                          $ 814,843,381             $ 233,208,036
                                                          =============             =============

                 See Accompanying Notes to Financial Statements

            Statement of Assets and Liabilities -- December 31, 1999 (unaudited)

        Citizens                      Citizens               Working Assets
   Global Equity                        Income                 Money Market
            Fund                          Fund                         Fund
  --------------               ---------------              ---------------
   $ 128,037,450                $   64,668,859                $ 118,912,046
      13,248,000                            --                    6,271,000
      82,914,130                   (2,924,557)                           --
   -------------                --------------                -------------
     224,199,580                    61,744,302                  125,183,046

           1,798                        46,938                    1,783,877
         450,265                            --                           --

             920                       920,582                      665,885
          89,448                        28,860                           --
       1,851,996                        35,452                      364,755
       2,705,698                            --                           --
           1,548                         8,125                       25,113
              --                            --                        3,073
           7,003                         3,191                       13,380
   -------------                --------------                -------------
     229,308,256                    62,787,450                  128,039,129
   -------------                --------------                -------------

         543,307                            --                           --
         715,479                        48,755                      381,265
              --                        54,297                          497

           7,203                            --                           --
         397,237                       103,105                      113,189

          30,358                        13,184                       30,639
          40,961                        13,320                       17,817
           1,136                         1,899                        1,448
          53,709                        39,422                      126,954
   -------------                --------------                -------------
       1,789,390                       273,982                      671,809
   -------------                --------------                -------------
   $ 227,518,866                $   62,513,468                $ 127,367,320
   =============                ==============                =============

   $ 222,553,078                $   62,513,468                $ 104,715,106
       7,219,689                     6,103,060                  104,838,329
   $       30.83                      $  10.24                $        1.00
   -------------                --------------                -------------

   $   4,965,788                                              $  22,652,214
         160,993                                                 22,652,214

   $       30.84                                              $        1.00
   -------------                --------------                -------------

   $ 138,796,845                $   65,174,116                $ 127,367,320
      (1,382,773)                           --                           --

       7,199,107                       263,909                           --

      82,905,687                    (2,924,557)                          --
   -------------                --------------                -------------
   $ 227,518,866                $   62,513,468                $ 127,367,320
   =============                ==============                =============

                 See Accompanying Notes to Financial Statements

Statement of Operations -- Six Months Ending December 31, 1999 (unaudited)

                                                               Citizens                  Citizens
                                                                  Index           Emerging Growth
                                                                   Fund                      Fund
                                                         --------------          ----------------
Investment Income
  Interest                                                $      47,543             $     297,293
  Dividends (net of withholding taxes)                        2,695,818                   161,030
                                                          -------------             -------------
  Total investment income                                     2,743,361                   458,323
                                                          -------------             -------------
Expenses
  Investment management fees                                  1,774,368                   831,065
  Transfer agent fees                                           580,805                   169,923
  Custody and accounting fees                                   124,299                    41,763
  Distribution expenses                                         749,529                   203,705
  Administrative and shareholder service fees                 1,639,688                   139,460
  Legal and audit fees                                           73,557                    17,859
  Registration fees                                              33,259                    14,717
  Trustees' fees and expenses                                     9,430                     8,677
  Printing and postage                                           49,697                    16,195
  Dues and insurance                                             64,998                     3,838
  Other expenses                                                  9,443                     4,869
  Amortization of organization costs                              7,832                        --
                                                          -------------             -------------
Total expenses                                                5,116,905                 1,452,071
                                                          -------------             -------------
  Reimbursement/Waiver by Adviser                              (242,300)                  (33,405)
                                                          -------------             -------------
Net expenses                                                  4,874,605                 1,418,666
                                                          -------------             -------------
Net investment income/(loss)                              $  (2,131,244)            $    (960,343)
                                                          -------------             -------------
Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments                        14,005,551                39,087,521
  Realized gain/(loss) on foreign currency transactions              --                        --
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on investments                             87,144,714                33,571,743
  Increase/(decrease) in unrealized appreciation/
   (depreciation) on foreign currencies                              --                        --
                                                          -------------             -------------
  Net realized and unrealized gain/(loss)
   on investments and foreign currencies                    101,150,265                72,659,264
                                                          -------------             -------------
  Net increase in net assets resulting from operations    $  99,019,021             $  71,698,921
                                                          =============             =============

                 See Accompanying Notes to Financial Statements

Statement of Operations -- Six Months Ending December 31, 1999 (unaudited)

        Citizens                      Citizens               Working Assets
   Global Equity                        Income                 Money Market
            Fund                          Fund                         Fund
  --------------               ---------------              ---------------

   $     306,714                $    2,185,009                $   3,516,120
         230,466                       118,546                           --
   -------------                --------------                -------------
         537,180                     2,303,555                    3,516,120
   -------------                --------------                -------------

         636,100                       205,434                      227,863
         132,779                        58,680                      178,994
          71,651                        26,392                       41,290
         157,265                        79,013                      107,328
          98,520                        53,595                      121,155
          17,090                        13,482                       17,181
          15,881                        10,239                       23,635
           8,806                         9,569                        9,119
          10,123                         6,799                       16,534
           2,889                         2,297                        1,596
           7,878                           901                        2,502
              --                            --                        5,413
   -------------                --------------                -------------
       1,158,982                       466,401                      752,610
   -------------                --------------                -------------
          (1,548)                      (8,125)                      (25,113)
   -------------                --------------                -------------
       1,157,434                       458,276                      727,497
   -------------                --------------                -------------
   $    (620,254)               $    1,845,279                $   2,788,623
   -------------                --------------                -------------

      11,965,862                       316,715                           --
        (202,538)                           --                           --

      59,556,519                   (1,831,627)                           --

           2,396                            --                           --
   -------------                --------------                -------------

      71,322,239                   (1,514,912)                           --
   -------------                --------------                -------------
   $  70,701,985                $      330,367                $   2,788,623
   =============                ==============                =============


                 See Accompanying Notes to Financial Statements

Statement of Changes in Net Assets -- December 31, 1999

                                               Citizens                               Citizens
                                              Index Fund                        Emerging Growth Fund
                                -------------------------------------   -------------------------------------
                                          For the             For the             For the             For the
                                 six months ended          year ended    six months ended          year ended
                                December 31, 1999       June 30, 1999   December 31, 1999       June 30, 1999
                                      (unaudited)                             (unaudited)
Operations
  Net investment
   income/(loss)                    $  (2,131,244)      $  (2,900,743)      $    (960,343)      $  (1,189,405)
  Realized gain/(loss)
   on investments and
   foreign currencies                  14,005,551          37,531,851          39,087,521          23,103,745
  Net change in unrealized
   appreciation/(depreciation)
   on investments and
   foreign currencies                  87,144,714         102,701,896          33,571,743          11,531,672
                                    -------------       -------------       -------------       -------------
  Net increase in net assets
   resulting from operations           99,019,021         137,333,004          71,698,921          33,446,012
Distributions to shareholders:
  From net investment
   income-Standard                             --                  --                  --                  --
  From net realized gain on
   investments-Standard               (35,317,136)         (4,955,929)        (31,297,231)         (9,016,170)
  From net investment
   income-Institutional                        --                  --                  --                 N/A
  From net realized gain on
   investments-Institutional           (8,385,302)           (606,104)         (1,626,292)                N/A
                                    -------------       -------------       -------------       -------------
Total distributions                   (43,702,438)         (5,562,033)        (32,923,523)         (9,016,170)
Increase/(decrease) in net
  assets resulting from
  capital share transactions           82,536,119         172,150,908          58,295,672          23,815,566
                                    -------------       -------------       -------------       -------------
Total increase/(decrease)
  in net assets                       137,852,702         303,921,879          97,071,070          48,245,408
Net Assets
  Beginning of year                   676,990,679         373,068,800         136,136,966          87,891,558
                                    -------------       -------------       -------------       -------------
  End of year                       $ 814,843,381       $ 676,990,679       $ 233,208,036       $ 136,136,966
                                    =============       =============       =============       =============
Undistributed net
  investment income/
  (accumulated net
  investment loss)                  $  (2,131,244)                 --       $    (960,343)                 --
                                    -------------       -------------       -------------       -------------

                 See Accompanying Notes to Financial Statements

                         Statement of Changes in Net Assets -- December 31, 1999

             Citizens                             Citizens                          Working Assets
       Global Equity Fund                       Income Fund                       Money Market Fund
-----------------------------------   ---------------------------------   ---------------------------------
          For the           For the             For the         For the             For the         For the
 six months ended        year ended    six months ended      year ended    six months ended      year ended
December 31, 1999     June 30, 1999   December 31, 1999   June 30, 1999   December 31, 1999   June 30, 1999
      (unaudited)                           (unaudited)                         (unaudited)
   $    (620,254)     $    (531,221)     $   1,845,279    $   3,250,865      $   2,788,623    $   5,126,947

      11,763,324          1,712,019            316,715          150,138                 --               --

      59,558,915         11,325,610         (1,831,627)      (3,034,149)                --               --
   -------------      -------------      -------------    -------------      -------------    -------------
      70,701,985         12,506,408            330,367          366,854          2,788,623        5,126,947

              --                 --         (1,840,655)      (3,223,689)        (2,261,044)      (4,199,590)
      (6,356,149)        (1,452,563)           (81,880)        (130,143)                --               --
              --                N/A                N/A              N/A           (527,579)        (927,357)
        (151,385)               N/A                N/A              N/A                 --               --
   -------------      -------------      -------------    -------------      -------------    -------------
      (6,507,534)        (1,452,563)        (1,922,535)      (3,353,832)        (2,788,623)      (5,126,947)

      72,775,406         30,449,834          1,269,086       14,457,919           (836,168)       6,427,903
   -------------      -------------      -------------    -------------      -------------    -------------
     136,969,857         41,503,679           (323,082)      11,470,941           (836,168)       6,427,903

      90,549,009         49,045,330         62,836,550       51,365,609        128,203,488      121,775,585
   -------------      -------------      -------------    -------------      -------------    -------------
   $ 227,518,866      $  90,549,009      $  62,513,468    $  62,836,550      $ 127,367,320    $ 128,203,488
   =============      =============      =============    =============      =============    =============

   $  (1,382,773)     $    (762,519)                --    $      (4,624)                --               --
   -------------      -------------      -------------    -------------      -------------    -------------

                 See Accompanying Notes to Financial Statements

Financial Highlights -- December 31, 1999

                                                             Citizens Index Fund -- Standard Shares***
                                      -----------------------------------------------------------------------------------
                                          For the         For the       For the       For the       For the          From
                                       six months            year          year          year          year      03/03/95
                                            ended           ended         ended         ended         ended            to
                                         12/31/99        06/30/99      06/30/98      06/30/97      06/30/96      06/30/95
                                      (unaudited)
Selected Per-Share Data
Net asset value, beginning of period    $   30.52       $   23.46     $   18.04     $   13.41     $   10.94     $   10.00
                                        ---------       ---------     ---------     ---------     ---------     ---------
   Income/(loss) from
     investment operations
     Net investment income/(loss)           (0.10)          (0.15)        (0.07)           --          0.08          0.01
     Net gain/(loss) on securities
       (both realized and unrealized)        4.24            7.52          6.44          4.78          2.47          0.93
                                        ---------       ---------     ---------     ---------     ---------     ---------
       Total from investment
         operations                          4.14            7.37          6.37          4.78          2.55          0.94

   Less distributions
     from net investment income                --              --            --         (0.06)        (0.03)           --
     from net realized gains                (1.79)          (0.31)        (0.95)        (0.09)        (0.05)           --
                                        ---------       ---------     ---------     ---------     ---------     ---------
       Total distributions                  (1.79)          (0.31)        (0.95)        (0.15)        (0.08)           --

Net asset value, end of period          $   32.87       $   30.52     $   23.46     $   18.04     $   13.41     $   10.94
                                        =========       =========     =========     =========     =========     =========

Total return                                13.79%*         31.58%        36.50%        35.88%        23.41%         9.40%*

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)                   $ 681,949       $ 578,286     $ 341,395     $ 211,116     $ 136,980     $ 106,096
  Ratio of expenses to average
   net assets prior to
   reimbursement and/
   or fee waivers                            1.57%**         1.58%         1.59%         1.59%         1.82%         1.75%**
  Ratio of expenses to average
   net assets net of
   reimbursement and/
   or fee waivers                            1.49%**         1.58%         1.59%         1.59%         1.79%         1.75%**
  Ratio of net income/(loss)
   to average net assets                    (0.72%)**       (0.68%)       (0.39%)        0.02%         0.68%         0.98%**

  Portfolio turnover rate                    4.94%          18.04%        13.64%        18.64%         6.44%        64.95%

   *  Not annualized
  **  Annualized.
 *** The Citizens Index Fund - Standard shares commenced operations on March 3, 1995.
**** The Citizens Index Fund - Institutional Class shares commenced operations on January 25, 1996.

                 See Accompanying Notes to Financial Statements

                                        Financial Highlights - December 31, 1999

              Citizens Index Fund - Institutional Class Shares****
   --------------------------------------------------------------------------
        For the        For the         For the        For the            From
     six months           year           year           year         01/25/96
          ended          ended           ended          ended              to
       12/31/99       06/30/99        06/30/98       06/30/97         6/30/96
    (unaudited)

     $    25.02     $    19.13      $    14.84     $    11.00     $     10.00
     ----------     ----------      ----------     ----------     -----------

             --           0.01            0.11           0.08            0.08
           3.48           6.19            5.21           3.94            0.92
     ----------     ----------      ----------     ----------     -----------

           3.48           6.20            5.32           4.02            1.00
             --             --           (0.08)         (0.09)             --
          (1.79)        (0.31)           (0.95)         (0.09)             --
     ----------     ----------      ----------     ----------     -----------
          (1.79)        (0.31)           (1.03)         (0.18)             --
     $    26.71     $   25.02       $    19.13     $    14.84     $     11.00
     ==========     ==========      ==========     ==========     ===========

          14.18%*        32.62%          37.38%         36.93%          10.00%*

     $  132,894     $   98,705      $   31,673     $   13,001     $     7,524

           0.75%**        0.83%           0.88%          0.88%           1.01%**

           0.74%**        0.83%           0.88%          0.88%           0.98%**

           0.03%**        0.05%           0.28%          0.76%           2.37%**

           4.94%         18.04%          13.64%         18.64%           6.44%

                 See Accompanying Notes to Financial Statements

Financial Highlights - December 31, 1999

                                                                                                                  Citizens Emerging
                                                                                                                    Growth Fund -
                                                    Citizens Emerging Growth                                        Institutional
                                                     Fund - Standard Shares                                         Class Shares***
                             ----------------------------------------------------------------------------------- ------------------
                                 For the         For the       For the       For the       For the       For the            From
                              six months            year          year          year          year          year         11/1/99
                                   ended           ended         ended         ended         ended         ended              to
                                12/31/99        06/30/99      06/30/98      06/30/97      06/30/96      06/30/95        12/31/99
                             (unaudited)                                                                             (unaudited)
Selected Per-Share Data
Net asset value,
  beginning of period          $   21.76       $   17.55     $   14.14     $   14.87     $   11.87     $    9.93       $   25.67
                               ---------       ---------     ---------     ---------     ---------     ---------       ---------
  Income/(loss) from
   investment operations
   Net investment
     income/(loss)                 (0.12)          (0.19)        (0.20)        (0.16)        (0.13)         0.07           (0.02)
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                   10.06            6.19          4.61          0.68          4.72          2.18            6.07
                               ---------       ---------     ---------     ---------     ---------     ---------       ---------
     Total from
       investment
       operations                   9.94            6.00          4.41          0.52          4.59          2.25            6.05
  Less distributions
   from net investment
     income                           --              --            --            --            --         (0.09)             --
   from net realized
     gains                         (4.56)          (1.79)        (1.00)        (1.25)        (1.59)        (0.22)          (4.56)
                               ---------       ---------     ---------     ---------     ---------     ---------       ---------
       Total distributions         (4.56)          (1.79)        (1.00)        (1.25)        (1.59)        (0.31)          (4.56)

Net asset value, end
  of period                    $   27.14       $   21.76     $   17.55     $   14.14     $   14.87     $   11.87       $   27.16
                               =========       =========     =========     =========     =========     =========       =========

Total return                       47.62%*         36.04%        33.05%         4.03%        42.43%        23.24%          25.27%*

Ratios and Supplemental Data

  Net assets, end of
   period (thousands)          $ 221,903       $ 136,137     $  87,892     $  60,341     $  36,409     $  10,638       $  11,305
  Ratio of expenses
   to average net
   assets prior to
   reimbursement
   and/or fee waivers               1.75%**         1.83%         1.96%         2.01%         2.34%         2.93%           1.39%**
  Ratio of expenses
   to average net
   assets net of
   reimbursement
   and/or fee waivers               1.75%**         1.82%         1.96%         1.99%         2.02%         1.90%           1.30%**
  Ratio of net income/
   (loss) to average
   net assets                      (1.17%)**       (1.20%)       (1.37%)       (1.32%)       (1.64%)        0.53%          (0.64%)**
  Portfolio turnover rate          86.34%         208.49%       245.30%       228.66%       337.41%       231.30%          86.34%

   *  Not annualized
  **  Annualized.
 *** The Citizens Emerging Growth Fund - Institutional Class shares commenced operations on November 1, 1999.
**** The Citizens Global Equity Fund - Institutional Class shares commenced operations on November 1, 1999.

                 See Accompanying Notes to Financial Statements

                                        Financial Highlights - December 31, 1999

                                                                                 Citizens Global
                                                                                  Equity Fund -
                     Citizens Global Equity                                       Institutional
                     Fund - Standard Shares                                       Class Shares****
------------------------------------------------------------------------------  ------------------
    For the      For the     For the      For the       For the        For the                From
 six months         year        year         year          year           year             11/1/99
      ended        ended       ended        ended         ended          ended                  to
   12/31/99      6/30/99     6/30/98      6/30/97       6/30/96        6/30/95            12/31/99
(unaudited)                                                                            (unaudited)
 $    20.22     $  16.95   $   14.47    $   11.89     $   10.69      $    9.80             $ 23.45
 ----------     --------   ---------    ---------     ---------      ---------             -------

      (0.02)       (0.12)      (0.20)       (0.07)        (0.10)         (0.01)                 --

      11.58         3.86        3.24         2.65          1.43           0.96                8.34
 ----------     --------   ---------    ---------     ---------      ---------             -------

      11.56         3.74        3.04         2.58          1.33           0.95                8.34

         --           --          --           --            --             --                  --
      (0.95)       (0.47)      (0.56)          --         (0.13)         (0.06)              (0.95)
 ----------     --------   ---------    ---------     ---------      ---------             -------
      (0.95)       (0.47)      (0.56)          --         (0.13)         (0.06)              (0.95)
 $    30.83     $  20.22   $   16.95    $   14.47     $   11.89       $  10.69             $ 30.84
 ==========     ========   =========    =========     =========      =========             =======

      57.56%*      22.34%      21.75%       21.70%        12.52%          9.77%              35.90%*

 $  222,553     $ 90,549   $  49,045    $  29,573     $  15,595       $  9,503             $ 4,966

       1.82%**      1.96%       2.20%        2.33%         2.72%          2.99%               1.61%**

       1.82%**      1.96%       2.20%        2.10%         2.55%          2.50%               1.39%**

      (0.98%)**    (0.88%)     (0.76%)      (0.70%)       (1.01%)         0.00%              (0.59%)**
      39.14%       64.07%      72.33%       69.34%        85.92%         22.10%              39.14%

                 See Accompanying Notes to Financial Statements

Financial Highlights - December 31, 1999

                                                                 Citizens Income Fund
                                        ------------------------------------------------------------------------------
                                            For the        For the      For the      For the      For the      For the
                                         six months           year         year         year         year         year
                                              ended          ended        ended        ended        ended        ended
                                           12/31/99       06/30/99     06/30/98     06/30/97     06/30/96     06/30/95
                                        (unaudited)
Selected Per-Share Data

Net asset value, beginning of period       $  10.51       $  11.03     $  10.56     $  10.28     $  10.38     $  10.04
  Income/(loss) from
   investment operations
   Net investment income/(loss)                0.30           0.59         0.60         0.67         0.66         0.65
   Net gain/(loss) on securities
     (both realized and unrealized)           (0.26)         (0.50)        0.49         0.28        (0.10)        0.36
                                           --------       --------     --------     --------     --------     --------
   Total from investment operations            0.04           0.09         1.09         0.95         0.56         1.01

  Less distributions
   from net investment income                 (0.30)         (0.59)       (0.60)       (0.67)       (0.66)       (0.65)
   from net realized gains                    (0.01)         (0.02)       (0.02)          --           --        (0.02)
                                           --------       --------     --------     --------     --------     --------
     Total distributions                      (0.31)         (0.61)       (0.62)       (0.67)       (0.66)       (0.67)

Net asset value, end of period             $  10.24       $  10.51     $  11.03     $  10.56     $  10.28     $  10.38
                                           ========       ========     ========     ========     ========     ========

Total return                                   0.47%*         0.78%       10.49%        9.57%        5.48%       10.45%

Ratios and Supplemental Data

  Net assets, end of
    period (thousands)                     $ 62,513       $ 62,837     $ 51,366     $ 33,230     $ 32,276     $ 30,122
  Ratio of expenses to
   average net assets prior
   to reimbursement and/
   or fee waivers                              1.48%**        1.49%        1.86%        1.47%        1.48%        1.48%
  Ratio of expenses to
   average net assets net
   of reimbursement and/
   or fee waivers                              1.45%**        1.45%        1.74%        1.41%        1.38%        1.35%
  Ratio of net income/(loss)
   to average net assets                       5.84%**        5.50%        5.55%        6.44%        6.26%        6.47%

  Portfolio turnover rate                     20.61%         44.07%       80.14%       64.56%       41.36%       46.03%

  *Not annualized
 **Annualized.

                 See Accompanying Notes to Financial Statements

Financial Highlights - December 31, 1999

                                                           Working Assets Money Market Fund - Standard Shares
                                        -----------------------------------------------------------------------------------
                                            For the         For the       For the       For the       For the       For the
                                         six months            year          year          year          year          year
                                              ended           ended         ended         ended         ended         ended
                                           12/31/99        06/30/99      06/30/98      06/30/97      06/30/96      06/30/95
Selected Per-Share Data

Net asset value, beginning of period      $    1.00       $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                          ---------       ---------     ---------     ---------     ---------     ---------
  Income from investment operations
   Net investment income                      0.021           0.040         0.045         0.042         0.045         0.044
  Less distributions
   from net investment income                (0.021)         (0.040)       (0.045)       (0.042)       (0.045)       (0.044)

Net asset value, end of period            $    1.00       $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                          =========       =========     =========     =========     =========     =========

Total return                                   2.14%*          4.07%         4.54%         4.30%         4.60%         4.51%

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                            $ 104,715       $ 105,740     $ 103,597     $  85,179     $  78,326     $  97,611
  Ratio of expenses to
   average net assets
   prior to reimbursement
   and/or fee waivers                          1.23%**         1.24%         1.23%         1.39%         1.21%         1.16%
  Ratio of expenses to
   average net assets net of
   reimbursement and/or
   fee waivers                                 1.19%**         1.19%         1.21%         1.25%         1.18%         1.16%
  Ratio of net income to
   average net assets                          4.21%**         4.00%         4.46%         4.23%         4.56%         4.39%

                 See Accompanying Notes to Financial Statements

Financial Highlights - December 31, 1999


                                             Working Assets Money Market Fund - Institutional Class Shares***
                                         ---------------------------------------------------------------------
                                             For the         For the       For the       For the          From
                                          six months            year          year          year      02/01/96
                                               ended           ended         ended         ended            to
                                            12/31/99        06/30/99      06/30/98      06/30/97      06/30/96
                                         (unaudited)
Selected Per-Share Data

Net asset value, beginning of period       $    1.00       $    1.00     $    1.00     $    1.00     $    1.00
                                           ---------       ---------     ---------     ---------     ---------
  Income from investment operations
   Net investment income                       0.023           0.045         0.051         0.049         0.021
  Less distributions
   from net investment income                 (0.023)         (0.045)       (0.051)       (0.049)       (0.021)

Net asset value, end of period             $    1.00       $    1.00     $    1.00     $    1.00     $    1.00
                                           =========       =========     =========     =========     =========

Total return                                    2.34%*          4.58%         5.23%         5.01%         2.09%*

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                             $  22,652       $  22,464     $  18,178     $  17,504     $  14,539
  Ratio of expenses to
   average net assets
  prior to reimbursement
   and/or fee waivers                           0.79%**         0.70%         0.56%         0.60%         0.47%**
  Ratio of expenses to
   average net assets net of
   reimbursement and/or
   fee waivers                                  0.79%**         0.70%         0.56%         0.60%         0.47%**
  Ratio of net income to
   average net assets                           4.61%**         4.47%         5.11%         4.92%         5.16%**

  * Not annualized
 ** Annualized.
*** The Working Assets Money Market Fund - Institutional Class shares commenced operations on February 1, 1996.

                 See Accompanying Notes to Financial Statements

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

NOTE 1 - Summary of Significant Accounting Policies

Organization

The Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and the Working Assets Money Market Fund (the "funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"). Collectively, these funds are known as the "Citizens Funds." The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

Effective November 1, 1999, the Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund each include three classes of shares:
Standard shares, Institutional Class shares and Administrative Class shares. The Working Assets Money Market Fund offers two classes of shares, Standard shares and Institutional Class shares, and the Citizens Income Fund offers one class of shares, Standard shares. Shares of each class are entitled to vote as a class or series to the extent required by the 1940 Act, or as provided in the funds' Declaration of Trust or as permitted by the Board of Trustees. As of December 31, 1999 the Administrative Class for the Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund had not commenced operations.

Investment income, realized and unrealized capital gains and losses, and the common expenses of the Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Working Assets Money Market Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, administrative and shareholder servicing expenses and may differ in certain other class-specific fees and expenses (see footnote
2).

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the funds.

Notes to Financial Statements -- December 31, 1999 (unaudited)

Portfolio Valuation

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments generally are valued at the bid price for securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value, as determined in good faith by or under the direction of the funds' Board of Trustees.

Security Transactions, Related Investment Income and Other

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

The Working Assets Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees will consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Distributions to Shareholders

The Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund distribute net investment income and net capital gains, if any, to shareholders annually. The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Working Assets Money Market Fund, dividends from net investment income are accrued daily and paid monthly. Distributions are recorded by the funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

Federal Income Taxes

It is the policy of the funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements

With respect to repurchase agreements entered into by the funds, it is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity.

Restricted Securities

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public, if the

Notes to Financial Statements -- December 31, 1999 (unaudited)

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the funds' Statement of Investments.

Deferred Organization Costs

All costs incurred in connection with the organization, registration and/or reorganization of the funds have been paid by the funds. These costs are being amortized on a straight-line basis over a period not to exceed 60 months.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Citizens Global Equity Fund utilized forward contracts to settle foreign securities transactions.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currencies. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts.

NOTE 2 - Fees and Other Transactions with Affiliates

Management Fee

Citizens Advisers (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each fund's average net assets. Those rates are as follows:

      Citizens Index Fund                      0.50%
      Citizens Emerging Growth Fund            1.00%
      Citizens Global Equity Fund              1.00%
      Citizens Income Fund                     0.65%
      Working Assets Money Market Fund         0.35%

Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Emerging Growth Fund and the Citizens Income Fund. Clemente Capital, Inc.

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

serves as the Sub-Adviser for the Citizens Global Equity Fund. For their services, the Sub-Advisers receive fees based on an annual rate of each fund's average net assets, paid by the Adviser as follows:

      Citizens Emerging Growth Fund            0.35% of the first $100 million
                                               0.25% thereafter

      Citizens Global Equity Fund              0.35%

      Citizens Income Fund                     0.175%

For the funds' fiscal year ending June 30, 2000, the Adviser has agreed to waive certain fees and reimburse certain expenses to the extent that the total expenses of a fund for the fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits of each fund's average net assets:

      Citizens Index Fund -
         Standard shares                       1.49%

      Citizens Index Fund -
         Institutional Class shares            0.74%

      Citizens Emerging Growth Fund -
         Institutional Class shares            1.30%

      Citizens Global Equity Fund -
         Standard shares                       2.05%

      Citizens Global Equity Fund -
         Institutional Class shares            1.39%

      Citizens Income Fund                     1.45% of the first $100 million
                                               1.25% thereafter

      Working Assets Money Market Fund -
         Standard shares                       1.50% of the first $40 million
                                               1.00% thereafter

Distribution Fee

Citizens Securities Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Shareholders have adopted a separate distribution plan with respect to the funds' Standard shares pursuant to which the funds reimburse the Distributor for a portion of its distribution related expenses.

Notes to Financial Statements -- December 31, 1999 (unaudited)

Distribution fees for the six months ended December 31, 1999 were charged based on a percentage of average daily net assets as follows:

      Citizens Index Fund -
         Standard shares                               0.25%

      Citizens Emerging Growth Fund -
         Standard shares                               0.25%

      Citizens Global Equity Fund -
         Standard shares                               0.25%

      Citizens Income Fund                             0.25%

      Working Assets Money Market Fund -
         Standard shares                               0.20%

Administrative and Shareholder Service Fees

Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative contract which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and include fees based on a percentage of average daily net assets as follows:

      Citizens Index Fund -
         Standard shares*                              0.13%

      Citizens Index Fund -
         Institutional Class shares*                   0.09%

      Citizens Emerging Growth Fund -
         Standard and Institutional Class shares       0.10%

      Citizens Global Equity Fund -
         Standard and Institutional Class shares       0.10%

      Citizens Income Fund                             0.10%

      Working Assets Money Market Fund -
         Standard and Institutional Class shares       0.10%

*Under the terms of the Administration agreement in effect through June 30, 2000, Citizens Advisers could charge up to 0.20% of average daily net assets.

In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed at a rate approximating the "market price" of providing such services

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

and communications for each of the individual funds with the exception of the Citizens Index Fund - Standard shares. The Citizens Index Fund - Standard shares may be charged a shareholder service fee of up to 0.40% based on the average daily net assets of the class. For the six months ended December 31, 1999, a fee of 0.40% was charged. For the six months ended December 31, 1999, the Trust paid administrative and shareholder service fees as follows:

                                             Administrative    Shareholder
                                                   Expenses    Service Fees
                                             --------------    ------------
      Citizens Index Fund -
         Standard shares                       $    389,755    $  1,199,247

      Citizens Index Fund -
         Institutional Class shares                  49,555           1,131

      Citizens Emerging Growth Fund -
         Standard shares                             81,482          56,129

      Citizens Emerging Growth Fund -
         Institutional Class shares*                  1,625             224

      Citizens Global Equity Fund -
         Standard shares                             62,906          34,712

      Citizens Global Equity Fund -
         Institutional Class shares*                    704             198

      Citizens Income Fund                           31,767          21,828

      Working Assets Money Market Fund -
         Standard shares                             53,665          55,298

      Working Assets Money Market Fund -
         Institutional Class shares                  11,440             752

*For the period November 1, 1999 (commencement of operations of Institutional Class shares) to December 31, 1999.

Trustee Fees

Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting, except for the Chair, who receives an annual retainer of $15,000 as well as $1,000 for each day's attendance at a Trustee meeting.

Notes to Financial Statements -- December 31, 1999 (unaudited)

Transfer Agent Fees

PFPC Inc. provides certain transfer agency services pursuant to certain fee arrangements. Under an agreement with the transfer agent, transfer agent fees are reduced by credits for cash balances as set forth below for the six months ended December 31, 1999:

                                                                       Transfer
                                                                  Agent Credits
                                                                  -------------
  Citizens Index Fund - Standard shares                             $     3,414
  Citizens Index Fund - Institutional Class shares                          779
  Citizens Emerging Growth Fund - Standard shares                         1,225
  Citizens Emerging Growth Fund - Institutional Class shares*                --
  Citizens Global Equity Fund - Standard shares                           2,212
  Citizens Global Equity Fund - Institutional Class shares*                  --
  Citizens Income Fund                                                      441
  Working Assets Money Market Fund - Standard shares                      4,182
  Working Assets Money Market Fund - Institutional Class shares           1,311

*For the period November 1, 1999 (commencement of operations of Institutional Class shares) to December 31, 1999.

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services and shareholder statements.

Class Specific Expenses

As described above there are certain fees and expenses which vary by share class within the Citizens Index Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Working Assets Money Market Fund, as set forth below, for the six months ended December 31, 1999:

                                                                       Transfer
                                                                 Agent Expenses
                                                                  -------------
  Citizens Index Fund - Standard shares                              $  553,785
  Citizens Index Fund - Institutional Class shares                       27,020
  Citizens Emerging Growth Fund - Standard shares                       167,491
  Citizens Emerging Growth Fund - Institutional Class shares*             2,432
  Citizens Global Equity Fund - Standard shares                         130,500
  Citizens Global Equity Fund - Institutional Class shares*               2,279
  Working Assets Money Market Fund - Standard shares                    165,974
  Working Assets Money Market Fund - Institutional Class shares          13,020

*For the period November 1, 1999 (commencement of operations of Institutional Class shares) to December 31, 1999.

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

NOTE 3 - Purchases and Sales of Investment Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, by each fund for the six months ended December 31, 1999:

                                        Purchases                               Sales
                           ----------------------------------    -----------------------------------
                           U.S. Government              Other    U.S. Government               Other
  Citizens
    Index Fund               $   1,025,700      $  66,911,859     $      293,714        $ 34,582,163

  Citizens
    Emerging
    Growth Fund                         --        162,415,328                 --         136,736,985

  Citizens
    Global Equity Fund                  --        105,921,080                 --          45,864,775

  Citizens
    Income Fund                  1,741,284         11,221,174          4,355,083           7,706,239

NOTE 4 - Custody of Securities

State Street Bank & Trust Co. acts as custodian for the funds. Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances as set forth below for the six months ended December 31, 1999:

  Citizens Index Fund                                     $  9,739
  Citizens Emerging Growth Fund                              2,318
  Citizens Global Equity Fund                                1,153
  Citizens Income Fund                                         935
  Working Assets Money Market Fund                           1,824

Notes to Financial Statements -- December 31, 1999 (unaudited)

NOTE 5 - Capital Shares

At December 31, 1999 there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the funds were as follows:

Citizens Index Fund - Standard shares

                      Six Months Ended December 31, 1999          Year Ended June 30, 1999
                      ----------------------------------       ---------------------------
                                 Shares            Value           Shares            Value
Shares sold                   2,733,770    $  84,082,515        8,299,062    $ 220,034,135

Shares issued in
  reinvestment of
  distributions               1,069,828       33,956,335          176,968        4,845,398

Shares redeemed              (2,004,701)     (61,411,686)      (4,082,071)    (104,471,920)
                             ----------    -------------       ----------    -------------
Net increase/(decrease)       1,798,897    $  56,627,164        4,393,959    $ 120,407,613
                             ==========    =============       ==========    =============

Citizens Index Fund - Institutional Class shares

                      Six Months Ended December 31, 1999          Year Ended June 30, 1999
                      ----------------------------------       ---------------------------
                                 Shares            Value           Shares            Value
Shares sold                   1,275,258    $  31,906,674        2,999,864    $  68,105,923

Shares issued in
  reinvestment of
  distributions                 317,739        8,194,488           26,311          588,312
Shares redeemed                (564,144)     (14,192,207)        (736,443)     (16,955,271)
                             ----------    -------------       ----------    -------------
Net increase/(decrease)       1,028,853    $  25,908,955        2,289,732    $  51,738,964
                             ==========    =============       ==========    =============

Citizens Emerging Growth Fund - Standard shares

                      Six Months Ended December 31, 1999          Year Ended June 30, 1999
                      ----------------------------------       ---------------------------
                                 Shares            Value           Shares            Value
Shares sold                   1,833,066    $  45,904,695        5,092,335    $  93,221,737

Shares issued in
  reinvestment of
  distributions               1,202,923       29,796,571          469,616        8,636,244

Shares redeemed              (1,115,522)     (28,086,661)      (4,314,244)     (78,042,415)
                             ----------    -------------       ----------    -------------
Net increase/(decrease)       1,920,467    $  47,614,605        1,247,707    $  23,815,566
                             ==========    =============       ==========    =============

60

                  Notes to Financial Statements -- December 31, 1999 (unaudited)

Citizens Emerging Growth Fund - Institutional Class shares

                         November 1, 1999* to December 31, 1999
                         --------------------------------------
                                     Shares               Value
Shares sold                         398,837        $ 10,249,992

Shares issued in
  reinvestment of
  distributions                      17,389             431,075

Shares redeemed                          --                  --
                                   --------        ------------
Net increase/(decrease)             416,226        $ 10,681,067
                                   ========        ============

*Commencement of sales of Institutional Class shares.

Citizens Global Equity Fund - Standard shares

                    Six Months Ended December 31, 1999        Year Ended June 30, 1999
                    ----------------------------------      --------------------------
                                Shares           Value          Shares           Value
Shares sold                  4,401,362    $112,717,486       3,696,959    $ 68,984,216

Shares issued in
  reinvestment of
  distributions                205,594       5,856,968          70,023       1,280,028

Shares redeemed             (1,865,195)    (49,582,876)     (2,183,306)    (39,814,410)
                            ----------     -----------      ----------     -----------
Net increase/(decrease)      2,741,761    $ 68,991,578       1,583,676    $ 30,449,834
                            ==========     ===========      ==========     ===========

Citizens Global Equity Fund - Institutional Class shares

                         November 1, 1999* to December 31, 1999
                         --------------------------------------
                                     Shares               Value

Shares sold                         159,302        $ 3,735,630

Shares issued in
  reinvestment of
  distributions                       1,691              48,198

Shares redeemed                          --                  --
                                   --------        ------------
Net increase/(decrease)             160,993        $  3,783,828
                                   ========        ============

*Commencement of sales of Institutional Class shares.

Notes to Financial Statements -- December 31, 1999 (unaudited)

Citizens Income Fund

                    Six Months Ended December 31, 1999        Year Ended June 30, 1999
                    ----------------------------------      --------------------------
                                Shares           Value          Shares           Value
Shares sold                    723,918    $  7,526,333       2,219,779    $ 24,188,857

Shares issued in
  reinvestment of
  distributions                157,575       1,627,379         263,390       2,859,497

Shares redeemed               (759,190)     (7,884,626)     (1,159,452)    (12,590,435)
                            ----------    ------------      ----------    ------------
Net increase/(decrease)        122,303    $  1,269,086       1,323,717    $ 14,457,919
                            ==========    ============      ==========    ============

Working Assets Money Market Fund - Standard shares

                    Six Months Ended December 31, 1999        Year Ended June 30, 1999
                    ----------------------------------      --------------------------
                                Shares           Value          Shares           Value
Shares sold                 70,161,975    $ 70,161,975     183,200,597    $ 183,200,597

Shares issued in
  reinvestment of
  distributions              2,200,191       2,200,191       4,128,302        4,128,302

Shares redeemed            (73,386,784)    (73,386,784)   (185,186,268)    (185,186,268)
                           -----------    ------------    ------------    -------------
Net increase/(decrease)     (1,024,618    $ (1,024,618)      2,142,631    $   2,142,631
                           ===========    ============    ============    =============

Working Assets Money Market Fund - Institutional Class shares

                    Six Months Ended December 31, 1999        Year Ended June 30, 1999
                    ----------------------------------      --------------------------
                                Shares           Value          Shares           Value
Shares sold                  5,460,255    $  5,460,255      16,168,511    $ 16,168,511

Shares issued in
  reinvestment of
  distributions                521,755         521,755         916,004         916,004

Shares redeemed             (5,793,560)     (5,793,560)    (12,799,243)    (12,799,243)
                            ----------    ------------     -----------    ------------
Net increase/(decrease)        188,450    $    188,450       4,285,272    $  4,285,272
                            ==========    ============     ===========    ============

                                                                          Notes:

Notes:

At Citizens Funds, we are determined to do everything we can to let investors know just how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A Full Range of Socially Responsible No-Load Mutual Funds*

Citizens Index Fund
Citizens Emerging Growth Fund
Citizens Small Cap Index Fund
Citizens Global Equity Fund
Citizens Income Fund
Working Assets Money Market Fund

Free Exchanges Between Citizens Funds

You can move your money easily and without penalty from any one of our funds to another.

Individual Retirement Plans (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

Unparalleled Customer Service

Our representatives are well-trained, salaried professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 a.m. to 8 p.m. (ET) Monday--Friday at (800) 223-7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and much more.

Intelligent Communications

Citizens Funds pioneered the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o     Quarterly statements (monthly for money market shareholders)

o     Shareholder newsletters

*Although Citizens Funds are no-load, certain fees and expenses do apply to a continued investment in the funds and are described in the prospectus.

Investments in the Working Assets Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing the fund.

Trustees:
Sophia Collier
Pablo S. Eisenberg
Mitchell Johnson
Azie Taylor Morton, Chair
Martha S. Pope
Robert Reich
Ada Sanchez
John L. Shields

Distributor:
Citizens Securities
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Manager:
Citizens Advisers
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Custodian:
State Street Bank
& Trust Company
Boston, MA 02110

Transfer Agent and
Dividend Disbursing Agent:
PFPC Inc.
Wilmington, DE 19899

Legal Counsel:
Bingham Dana LLP
Boston, MA 02110

Independent Auditors:
PricewaterhouseCoopers, LLP
Boston, MA 02110

                                [LOGO] CITIZENS
                                       FUNDS

Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource and Fidelity Investments Funds Network.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

[RECYCLE LOGO] Printed on recycled paper.   [LOGO] PRINTED WITH
                                                   SOY INK

                          Citizens Small Cap Index Fund
                      December 31, 1999 Semi-Annual Report

The Citizens Small Cap Index Fund commenced operations on December 28, 1999 with $2,500 which was not invested as of December 31, 1999. Therefore, the fund had a return of 0.00% for the period December 28, 1999 - December 31, 1999.

Statement of Assets and Liabilities - December 31, 1999 (unaudited)

Assets
    Cash                                                                       $ 2,500
    Due from Investment Adviser                                                  1,071
                                                                               -------
      Total Assets                                                               3,571

Liabilities

    Payable for administrative and shareholder service fees                         38
    Payable for trustees' fees and expenses                                        121
    Other accrued expenses                                                         912
                                                                               -------
      Total Liabilities                                                          1,071
                                                                               -------
Net assets                                                                     $ 2,500
                                                                               =======
Net assets consist of:

    Paid-in capital applicable to 250 shares of no par value capital
    stock outstanding; unlimited shares authorized                             $ 2,500
                                                                               -------
Net assets                                                                     $ 2,500
                                                                               -------
    Net asset value, offering and redemption price per share                   $ 10.00
                                                                               -------

Statement of Operations - For the period December 28, 1999
(commencement of operations) to December 31, 1999 (unaudited)

Investment Income                                                              $    --

Expenses

    Transfer agent fees                                                            136
    Custody and accounting fees                                                    400
    Administrative and shareholder service fees                                     38
    Legal and audit fees                                                           103
    Registration fees                                                              217
    Trustees' fees and expenses                                                    121
    Printing and postage                                                            35
    Other expenses                                                                  21
                                                                               -------
Total expenses                                                                   1,071
                                                                               -------
    Reimbursement/Waiver by Adviser                                             (1,071)
                                                                               -------
Net expenses                                                                        --
                                                                               -------
    Net increase in net assets resulting from operations                       $    --
                                                                               =======

Statement of Changes - December 31, 1999 (unaudited)

Net increase in net assets resulting from operations                           $    --

Increase in net assets resulting from capital
    share transactions                                                           2,500
                                                                               -------
Total increase in net assets                                                     2,500
                                                                               -------

Net assets

    Beginning of year                                                               --
                                                                               -------
    End of year                                                                $ 2,500
                                                                               -------

                 See Accompanying Notes to Financial Statements

Financial Highlights - December 31, 1999 (unaudited)

                                                                         From 12/28/99*
                                                                           to 12/31/99
Selected Per-Share Data

Net asset value, beginning of period                                           $ 10.00
                                                                               -------

    Income/(loss) from investment operations
        Net investment income/(loss)                                                --
        Net gain/(loss) on securities (both
            realized and unrealized)                                                --
                                                                               -------

            Total from investment operations                                        --

    Less distributions
        from net investment income                                                  --
        from net realized gains                                                     --
                                                                               -------

            Total distributions                                                     --
                                                                               -------

Net asset value, end of period                                                 $ 10.00
                                                                               =======
Total return                                                                      0.00%

Ratios and Supplemental Data

    Net assets, end of period                                                  $ 2,500
    Ratio of expenses to average net assets
        prior to reimbursement and/or fee waivers                                42.84%**
    Ratio of expenses to average net assets
        net of reimbursement and/or fee waivers                                   0.01%**
    Ratio of net income/(loss) to average net assets                             (0.01%)**
    Portfolio turnover rate                                                       0.00%

*     The Citizens Small Cap Index Fund commenced operations on December 28,
      1999.
** Because the fund has been in operation for a short period of time the income and expense ratios have not been annualized and are not meaningful indicators of expected income and expense ratios.

                 See Accompanying Notes to Financial Statements.

Notes to Financial Statements - December 31, 1999 (unaudited)

NOTE 1 - Summary of Significant Accounting Policies

Organization

The Citizens Small Cap Index Fund (the "fund") is a series of shares of beneficial interest of Citizens Funds (the "Trust"). The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

Effective December 28, 1999, the Citizens Small Cap Index Fund offers one class of shares, Standard shares.

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the fund.

Portfolio Valuation

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Short-term securities with a maturity of 60 days or less are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value, as determined in good faith by or under the direction of the funds' Board of Trustees.

Security Transactions, Related Investment Income and Other

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders

The fund distributes net investment income and net capital gains, if any, to shareholders annually. Distributions are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

Federal Income Taxes

It is the policy of the fund to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the fund to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

NOTE 2 - Fees and Other Transactions with Affiliates

Management Fee

Citizens Advisers (the "Adviser") serves as Adviser to the fund. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of 0.50% of the fund's average net assets.

For the year ending June 30, 2000, the Adviser has agreed to waive certain fees and reimburse certain expenses to the extent the total expenses of the fund (exclusive of taxes, brokerage commissions and extraordinary expenses) exceed 1.55% of the fund's average net assets.

Distribution Fee

Citizens Securities Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a distribution plan with respect to the fund's Standard shares pursuant to which the fund reimburses the Distributor for a portion of its distribution related expenses. Distribution fees for the period December 28, 1999 to December 31, 1999 were based on an annual rate of 0.25% of the fund's average net assets.

Administrative and Shareholder Service Fees

Citizens Advisers also performs a wide variety of administrative duties for the fund under a separate administrative contract which provides for the reimbursement of out of pocket expenses as well as a fee based on 0.10% of the fund's average net assets for services rendered. These fees and expenses are payable monthly.

In addition, Citizens Securities provides a number of administrative services to the fund relating primarily to shareholder services and communications, and is reimbursed at a rate approximating the "market price" of providing such services and communications.

For the period December 28, 1999 to December 31, 1999, the fund was charged $3 and $35 for administrative and shareholder service fees, respectively.

Trustee Fees

Certain officers and trustees of the fund are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, the Trust pays each Trustee who is not an "affiliated person" an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting, except for the Chair, who is paid an annual retainer of $15,000 as well as $1,000 for each day's attendance at a Trustee meeting.

Transfer Agent Fees

PFPC provides certain transfer agency services for the fund pursuant to certain fee arrangements. Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services and shareholder statements.

NOTE 3 - Custody of Securities

State Street Bank & Trust Co. acts as custodian for the fund.

NOTE 4 - Capital Shares

At December 31, 1999 there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the fund were as follows:

Citizens Small Cap Index Fund - Standard shares

                                           From December 28, 1999 to December 31, 1999
                                           -------------------------------------------
                                                  Shares                 Value
                                                 --------              --------
Shares sold                                          250               $  2,500
Shares redeemed                                       --                     --
                                                 --------              --------
Net increase/(decrease)                              250               $  2,500
                                                 ========              ========

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